                                    ANNUAL
                                    REPORT

                               December 31, 1996

                      The Riverfront Income Equity Funds

                      The Riverfront Flexible Growth Fund

                    The Riverfront Stock Appreciation Fund

                  The Riverfront U.S. Government Income Fund

                    The Riverfront Ohio Tax-Free Bond Fund

          The Riverfront U.S. Government Securities Money Market Fund





                          [Logo of Riverfront Funds]

                              R I V E R F R O N T

                                   F U N D S

--------------------------------------------------------------------------------
Table of Contents                                           The Riverfront Funds

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
Message From Your Chairman..................................................   2
Message From Your Investment Adviser........................................   4
Performance Reviews.........................................................   5
Report of Independent Accountants...........................................  17
Statements of Assets and Liabilities........................................  18
Statements of Operations....................................................  20
Statements of Changes in Net Assets.........................................  22
Schedules of Portfolio Investments..........................................  24
Notes to Financial Statements...............................................  36
Financial Highlights........................................................  47

--------------------------------------------------------------------------------
Message From The Chairman                                   The Riverfront Funds

--------------------------------------------------------------------------------
Dear Shareholders:

We're pleased to report that the year ended December 31, 1996, was a strong one for the financial markets and for The Riverfront Funds, Inc. During the period, the equity market continued to soar, and few sectors of the market failed to participate in the advance. While the ride was somewhat rockier for bonds, when all was said and done, the fixed-income markets also posted positive returns for the year.

Throughout the period, investors also continued to deposit record amounts in mutual funds. We're pleased to report that many chose to invest in our family of funds.

THE LARGE COMPANY SELECT FUND LAUNCHES

We're also pleased to announce that on January 2, 1997, the portfolio securities of two common trust funds managed by The Provident Bank for trust clients were acquired by a new series of The Riverfront Funds, Inc., which was then opened to all investors. The new series, The Riverfront Large Company Select Fund, will invest in larger-capitalization companies, including some of the largest and best known names in the country and around the world.

Moreover, all or a portion of the assets of the different series of the Fund will be managed by a team of professional investment managers at The Provident Bank. As a result, we're optimistic about the prospects for the Fund. For more information, or for a prospectus of the Fund and any series, please call us at 1-800-424-2295. Please read the prospectus carefully before investing.

THE STOCK APPRECIATION FUND TIGHTENS FOCUS

The launch of The Riverfront Large Company Select Fund has given us the opportunity to restructure The Riverfront Stock Appreciation Fund. Expected to be renamed The Riverfront Small Company Select Fund during 1997, this fund invests primarily in small- and mid-capitalization companies with potential for growth: companies whose performance is tracked against the Russell 2000 Index rather than the Standard and Poor's 500 Index. Here, too, if you'd like more information about this series, or any of the Riverfront series, please feel free to call us.

NEW ADVISERS FOR THE INCOME EQUITY FUND AND THE FLEXIBLE GROWTH FUND

We are also pleased to announce that, as of January 2, 1997, The Provident Bank became an active Investment Adviser for a portion of the assets of The Riverfront Income Equity Fund. Previously the Fund was managed primarily by a Sub-Adviser; now, the Bank will share responsibility for investment policy and selection with a team of investment management professionals at DePrince, Race & Zollo, the above mentioned Sub-Adviser to the Fund assigned to manage the remaining assets of such series. Also, as of January 2, 1997, The Provident Bank assumed responsibility of Investment Adviser for The Riverfront Flexible Growth Fund, which also changed its name to The Riverfront Balanced Fund as of such date.

IN CLOSING. . .

We urge you to read the following report closely. In it, you will find a detailed discussion of the performance of each of the Riverfront Funds during the year ended December 31, 1996.

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Message From The Chairman, continued                        The Riverfront Funds

--------------------------------------------------------------------------------

Finally, we thank you for your continued confidence in us. We look forward to providing you with the investment management you expect and to serve your needs now and in the future. As always, if you would like a prospectus, have any questions, or require any assistance, please don't hesitate to call us at 1-800-424-2295.

Sincerely,

/s/ Stephen G. Mintos

Stephen G. Mintos
Chairman
The Riverfront Funds, Inc.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Read the prospectus carefully before investing or sending money. The Riverfront Funds are distributed by BISYS Fund Services.


      THE RIVERFRONT FUNDS ARE NOT FDIC INSURED AND ARE NOT
      DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED
      BY, THE PROVIDENT BANK OR ITS AFFILIATES OR BY ANY
      GOVERNMENTAL AGENCY. INVESTMENT PRODUCTS INVOLVE
      INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF
      PRINCIPAL.

--------------------------------------------------------------------------------
Message From The Investment Adviser                         The Riverfront Funds

--------------------------------------------------------------------------------
Dear Shareholders:

1996 was another year of solid performance in the equity markets. This came on the heels of 1995's exceptional performance. In the past two years, the broad stock market as measured by the S&P 500 stock index increased by 70%. Clients want to know if this torrid pace will continue.

Unfortunately, the investment managers at Provident Bank do not have a crystal ball to gaze into the future. Investment results have a tendency to return to the mean when measured over long periods of time. My advice is to enjoy the ride while it lasts. We are cautious on the overall stock market due to fundamental valuation measures. Dividend yields are at historic lows. Price-to-book ratios are currently high. Price-to-earnings ratios are near the top decile of this historic range even though corporate earnings have been very strong.

Over long periods of time, equity investments in large companies have returned 10.7% while small companies have returned 12.6%. The source of this information is Ibbotson Associates who have been studying the returns available of different sectors of the capital markets since 1976. Their analysis covers over 70 years of data beginning in 1926.

LET'S LOOK BACK TO THE BEGINNING OF 1996
Consensus thinking about the direction of the economy was extremely volatile in 1996, much like the performance of the financial markets. At the beginning of the year, investors were disconcerted by the shutdown of the government, the potential default of Treasury bonds, and the possibility of recession and deflation. As the second quarter began, signs that the economy was picking up steam appeared. Opinion shifted 180 degrees virtually overnight. Investors focused on every aspect of the economy's unexpected strength and looked for evidence that inflation was rising.

Very little appeared. In fact, as the year wore on, indications were that the economy was, in fact, slowing somewhat rather than accelerating. Nonetheless, a consensus opinion about where the economy was going did not appear. As 1996 drew to a close, roughly half of investors were nervously anticipating accelerated growth, while the other half were expecting a slowdown.

THE DIRECTION FOR 1997 IS UNCERTAIN
Moreover, there is evidence to support both positions. Underpinning the view that a stronger economy is just around the corner is the fact that capital spending is strong and likely to continue. After three years of record-breaking corporate profits, companies have cash on hand to continue purchasing productivity tools and upgrading facilities. In addition, the European and Asian economies are expected to grow at a healthy rate which will bolster the sales of U.S. multinationals, in the year ahead.

At the same time, however, there is evidence indicating that consumer spending, which accounts for approximately two thirds of all economic activity, is slowing. Consumer debt and bankruptcies are now hitting record levels. Housing starts and home sales are weak. Auto sales are backing off, as well. Inflationary pressures, too, though hardly intense, are present. Oil prices are stubbornly high, and natural gas prices are rising. In addition, unemployment is historically low, and wage growth is starting to accelerate. In short, inflationary pressures are not entirely absent.

JUST RIGHT, FOR NOW
Only time will tell which camp is right. At the moment, it appears that the GDP (Gross Domestic Product: a measure of economic activity) is growing at a rate of 2% to 2.5%, which is consistent with a stable and low inflation. This figure is well in line with Chairman Greenspan's non-inflationary growth targets. Given this, the Federal Reserve has little reason to adjust monetary policy at the moment. Consequently, we do not anticipate a dramatic increase in activity in the months ahead, nor do we expect the economy to slip into a recession. Of course, no one can accurately or precisely predict the future, but looking at the big picture, we believe that a year of moderate growth with modest inflation lies ahead.

OUR RECOMMENDATION
Most investors are best served by following a disciplined approach to investing. The value-oriented style espoused by Provident's investment management team has worked well for our clients.

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Message From The Investment Adviser, continued              The Riverfront Funds

--------------------------------------------------------------------------------
Rather than chasing returns achieved in the past, we encourage you to look forward. Time has a tendency to smooth out the peaks and troughs in the stock market. Most long-term investors can afford the year-to-year fluctuations that come from investing in stocks. Our recommendation is quite simple: Pick an approach to investing that lets you sleep well at night.

A TOUGH ACT TO FOLLOW
Fixed-income performance significantly lagged the performance of equities last year. Investors in long-bond portfolios actually lost money in 1996. We are pleased that our defensive posture provided positive returns to our clients. While the returns were small, investors should not forget that they buy fixed securities to meet their income needs, as well as to balance the variability of equity investments.

The slow-growth, low inflation environment we are forecasting should prove to be favorable for fixed-income securities. Barring any major event or disruption, we expect the long bond to trade within a moderate range (6.25% to 7.25%) throughout the year.

The road for equity investors, however, may be a bit bumpier in the year ahead in light of last year's spectacular gains. Year-over-year earnings growth is expected to slow. Profit margins are likely to be squeezed in coming months, and disappointments may be treated very harshly.

At the same time, we believe that investors have overlooked some sectors that offer some excellent values. To this end, we continue to focus on REITs (Real Estate Investment Trusts), small companies with strong growth prospects, and agricultural companies. In addition, we believe that selective capital equipment and technology stocks will continue to do well despite possible short-term disappointments. Moreover, we would view any pullbacks as a buying opportunity.

Sincerely,

/s/ Gary W. Queen

Gary W. Queen
Senior Managing Director
Capital Management Group
The Provident Bank
February 24, 1997

--------------------------------------------------------------------------------
Performance Reviews                                         The Riverfront Funds

--------------------------------------------------------------------------------

                       THE RIVERFRONT INCOME EQUITY FUND

Focused on companies likely to deliver superior earnings growth, the Fund had a good year particularly in light of the fact that dividend and capitalization requirements prevented us from investing in many of the stocks that led the market higher throughout the period. For the year ended December 31, 1996, the Fund posted a total return of 19.88% (Investor A shares)*, compared to 22.96% for its benchmark, the S&P 500.

VALUE HOLDS ITS VALUE
Investor sentiment rotated rapidly throughout the period. While value-oriented stocks were seldom in the spotlight, they were, nonetheless, very strong performers when the market focused on their particular sector. Consequently, in the first half of the year, financial stocks made a substantial contribution to performance. In the second half, we saw the value of our holdings in consumer stocks like Kimberley Clark, CPC and Unilever climb dramatically.

In fact, over the course of the year, many of these stocks hit our price targets. As a result, these holdings were sold to lock-in profits. Assets were then reinvested in companies we believe are still overlooked and undervalued by the market and are poised to reward their investors. As a result, during the period, several medium-sized utility companies (all low-cost producers well-equipped to survive in a deregulated environment) were added to the portfolio. We also added to established positions in Dana Corp., Volvo and JC Penney.

CONSOLIDATION OPPORTUNITIES ABOUND
While we expect the year ahead to be challenging, we believe it will be a good one for value-oriented stocks. Having already been beaten down for one reason or another, expectations are low. Consequently, such stocks involve less downside risk than many of the market's favorites of the past year. The above-average dividend yield of these stocks should also provide support in the event of any correction in the marketplace.

Moreover, given their current valuations, many of the names in the portfolio are very attractive on a takeover basis. In particular, several of our utility holdings are prime consolidation candidates. As a result, we believe the Fund is well positioned for the year ahead.

As of December 31, 1996, the Fund's top five holdings were AMP Corp. (2.4%), Baxter International (2.2%), ITT Industries (2.2%), Dana Corp. (2.1%) and Amoco Corp. (2.1%).

-------
*The return, with the maximum sales charge of 4.50%, was 14.52% for the period.


                     Income Equity Fund

Value of a $10,000 Investment

                        Investor A              S&P
                          Shares              500 Index

     10/8/92              10,000               10,000
     12/31/92             10,875               10,503
     12/31/93             12,192               11,545
     12/31/94             12,568               11,713
     12/31/95             16,521               16,137
     12/31/96             19,805               19,842


            Average Annual Total Return

                                                      Since
                                                    Inception
                                     1 Year         (10/8/92)

Investor A Shares (No Load)          19.88%          17.52%

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Performance Reviews, continued                              The Riverfront Funds

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                   Income Equity Fund

Value of a $10,000 Investment

                          Income                S&P
                          Equity             500 Index

     10/8/92               9,551               10,000
     12/31/92             10,387               10,503
     12/31/93             11,645               11,545
     12/31/94             12,004               11,713
     12/31/95             15,779               16,137
     12/31/96             18,916               19,842


            Average Annual Total Return

                                                      Since
                                                    Inception
                                     1 Year         (10/8/92)

Investor A Shares*                   14.52%          16.25%

*Reflects 4.50% sales charge.



                     Income Equity Fund

Value of a $10,000 Investment

                        Investor B              S&P
                          Shares              500 Index

     10/8/92               9,600               10,000
     12/31/92             10,475               10,503
     12/31/93             11,792               11,545
     12/31/94             12,168               11,713
     12/31/95             15,947               16,137
     12/31/96             19,242               19,842


            Average Annual Total Return

                                                      Since
                                                    Inception
                                     1 Year         (10/8/92)

Investor B Shares**                  15.67%          16.72%

**Reflects applicable contingent deferred sales charge.

Past performance is not predictive of future results. Investment return and principal value of The Riverfront Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance of Investor B Shares for periods prior to the initial offering, January 1995, represents performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and service fees, which would have reduced performance. The maximum Contingent Deferred Sales Charge for the Investor B Shares is 4.00%. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees total return may have been lower.

The Standard & Poor's 500 Stock Index is an unmanaged index considered to be representative of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of The Riverfront Income Equity Fund reflects the deduction of fees for these value-added services.

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Performance Reviews, continued                              The Riverfront Funds

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                      THE RIVERFRONT FLEXIBLE GROWTH FUND
                  (Renamed the Balanced Fund in January 1997)

The Fund allocates its holdings among stocks, bonds and money market instruments in an effort to deliver an optimal mix of growth and current income. This diversified approach helps protect shareholders from potential losses when one market sector suffers a temporary setback.

The Fund had a total return of 5.76% (Investor A Shares)* for the 12 months ended December 31, 1996. That compared to a return of 22.96% for the Standard & Poor's 500 Stock Index, 4.05% for the Lehman Brothers Intermediate Government-Corporate Bond Index and 13.01% for the Lipper Balanced Average the Fund's primary benchmarks.

WEIGHTED FOR A CORRECTION
Early in February, our indicators suggested that the market was entering a high-risk level as the market continued to rise. Moreover, rather than strengthening, bonds weakened as investors worried about the direction of interest rates. As a result, we moved to position the Fund more defensively, and this strategy paid off when the second half of the year kicked off with a sharp decline in stock prices.

In addition to providing the Fund with the cushion it needed in a more volatile environment, our defensive positioning also provided us with the flexibility needed to capitalize on many attractive opportunities the decline created. As a result, our exposure in equities increased to 55% with the addition of Chase, Fannie Mae, DuPont and several other large-capitalization stocks.

The bond market also firmed in the second half of the year as expectations dissipated that the Fed would move to increase rates. As a result, holdings here made a solid contribution to performance. Nonetheless, the Fund's defensive weighting and longer bond portfolio early in the period impacted performance for the year overall.

PORTFOLIO POSITIONING
As of December 31, 1996, approximately 51.9% of the portfolio was invested in stocks, 38.5% was invested in bonds, and 9.6% in cash and cash equivalents.

As of the same date, the top five equity holdings in the Fund's porfolio were E.I. Dupont deNemours & Co. (3.1%), Philip Morris (2.3%), Case Corp. (2.1%), Bristol Myers (2.1%) and CIA Telecomunicacion Chile (1.9%). The fixed-income portion of the portfolio was invested primarily in U.S. treasury securities. The average maturity of these holdings was approximately 4.5 years; the average credit quality of the portfolio not invested in U.S. Treasury securities was AAA.
-------
*The return, with the maximum sales charge of 4.50%, was 0.96% for the period.


                  Flexible Growth Fund

Value of a $10,000 Investment

               Investor A      S&P        Lehman        Blended      Lipper
                Shares      500 Index    Int. Govt.     50% S&P      Balance
                                                        50% LB
9/1/94           10,000       10,000       10,000       10,000       10,000
12/31/94          9,473        9,800        9,896        9,737        9,739
12/31/95         11,446       13,475       11,413       12,143       12,161
12/31/96         12,674       16,569       11,875       14,146       13,744


            Average Annual Total Return

                                                      Since
                                                    Inception
                                     1 Year          (9/1/94)

Investor A Shares (No Load)           5.76%          10.69%

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Performance Reviews, continued                              The Riverfront Funds

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                  Flexible Growth Fund

Value of a $10,000 Investment

               Investor A      S&P        Lehman        Blended      Lipper
                Shares      500 Index    Brothers       50% S&P      Balance

9/1/94            9,551       10,000       10,000       10,000       10,000
12/31/94          9,473        9,800        9,896        9,737        9,739
12/31/95         11,446       13,475       11,413       12,143       12,161
12/31/96         12,095       16,569       11,875       14,140       13,744


            Average Annual Total Return

                                                      Since
                                                    Inception
                                     1 Year          (9/1/94)

Investor A Shares*                    0.96%           8.53%

*Reflects 4.50% sales charge.

                  Flexible Growth Fund

Value of a $10,000 Investment

               Investor B      S&P        Lehman        Blended      Lipper
                Shares      500 Index    Brothers       50% S&P      Balance

9/1/94            9,600       10,000       10,000       10,000       10,000
12/31/94          9,526        9,800        9,896        9,737        9,739
12/31/95         11,554       13,475       11,413       12,143       12,161
12/31/96         12,184       16,569       11,875       14,140       13,744


            Average Annual Total Return

                                                      Since
                                                    Inception
                                     1 Year          (9/1/94)

Investor B Shares**                   1.27%           8.83%

**Reflects applicable contingent deferred sales charge.

Past performance is not predictive of future results. Investment return and principal value of The Riverfront Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance of Investor B Shares for periods prior to the initial offering, January 1995, represents performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and service fees, which would have reduced performance. The maximum Contingent Deferred Sales Charge for the Investor B Shares is 4.00%. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees total return may have been lower.
The Standard & Poor's 500 Stock Index the Lehman Brothers Intermediate Government/Corporate Bond Index are considered to be representative of the stock and bond markets, respectively. They are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. The Lipper Balanced Average is a composite of 522 funds in the Lipper Balanced category. The performance of The Riverfront Flexible Growth Fund reflects the deduction of fees for these value-added services.
The Riverfront Flexible Growth Fund is also being measured against a benchmark of blended indices which represent 50% of the S&P Index and 50% of the Lehman Brothers Intermediate Government/Corporate Bond Index. These indices do no reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

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Performance Reviews, continued                              The Riverfront Funds

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                     THE RIVERFRONT STOCK APPRECIATION FUND
               (To be Renamed Small Company Select Fund in 1997)

The Fund continued to focus on stocks of small and mid-sized companies likely to deliver superior earnings growth. For the year ended December 31, 1996, it posted a total return of 10.17% (Investor A Shares)*, compared to 22.96% for the S&P 500, 20.66% for the NASDAQ Composite Index and 16.49% for the Russell 2000, the fund's primary benchmarks.

SENTIMENT FAVORED LARGE CAPS
With the stock market hitting new highs on almost a weekly basis throughout the period, investors sought reassurance by moving into well-established, well-known names. Moreover, several sectors, most notable among them the technology sector, suffered as investors sold to lock-in the spectacular gains of the past year. As a result, while most small and mid-sized companies posted gains that in any other year would be more than respectable, they lagged market averages for the year.

POSITIONED FOR GROWTH IN 1997
In the year ahead, we expect to see low growth, low inflation, lower profits and much smaller gains in stock prices than we saw in 1996. Historically, in slower economies, investors seeking growth have turned to small-cap stocks, and today, those stocks, having lagged the market over the past year, are very attractively priced versus the larger caps.

Consequently, in recent months, we redoubled our efforts to seek out opportunities in the small-cap sector of the market. As the year drew to a close, the Fund was realigned with this outlook in mind. Exposures in technology, a sector that has experienced simply spectacular growth over the past three years, were reduced in an effort to reduce risk and volatility. Positions in the health-care and financial sectors, two areas that we believe are poised to reward investors, were added to the portfolio. REITs (Real Estate Investment Trusts) were also added. Currently undervalued and less volatile than the average stock, REITs offer investors a large dividend yield and solid growth potential.

As a result of these efforts, the Fund is now well positioned to weather the slower growth economy and stock market we see ahead. As of December 31, 1996, the Fund's top five holdings were: Microsoft (3.4%), Jones Apparel Group (2.9%), Dell Computers (2.3%), Cisco Systems (2.0%) and United States Filter Corp. (2.0%).
-------
*The return, with the maximum sales charge of 4.50%, was 5.19% for the period.



                            Stock Appreciation Fund

Value of a $10,000 Investment

               Investor A      S&P        NASDAQ       Russell
                Shares      500 Index      Comp.         2000

7/23/87          10,000       10,000       10,000       10,000
12/31/87          7,886        8,027        7,728        7,391
12/31/88          7,718        9,339        8,919        9,231
12/31/89          8,977       12,255       10,636       10,730
12/31/90          9,442       11,871        8,742        8,637
12/31/91         16,710       15,433       13,712       12,615
12/31/92         17,682       16,580       15,830       14,939
12/31/93         19,525       18,228       18,166       17,776
12/31/94         17,487       18,462       17,584       17,439
12/31/95         22,365       25,315       24,604       22,399
12/31/96         24,465       31,127       29,686       26,092


                          Average Annual Total Return

                                                              Since
                                                            Inception
                                     1 Year      5 Year     (7/23/87)

Investor A Shares (No Load)          10.17%       8.08%       10.01%

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Performance Reviews, continued                              The Riverfront Funds

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                     Stock Appreciation Fund

Value of a $10,000 Investment

               Investor A      S&P        NASDAQ       Russell
                Shares      500 Index      Comp.         2000

7/23/87           9,548       10,000       10,000       10,000
12/31/87          7,530        8,027        7,728        7,391
12/31/88          7,369        9,339        8,919        9,231
12/31/89          8,572       12,255       10,636       10,730
12/31/90          9,015       11,871        8,742        8,637
12/31/91         15,955       15,433       13,712       12,615
12/31/92         16,883       16,580       15,830       14,939
12/31/93         18,642       18,228       18,168       17,776
12/31/94         16,697       18,462       17,584       17,439
12/31/95         21,357       25,315       24,604       22,399
12/31/96         23,527       31,127       29,686       26,092

                          Average Annual Total Return

                                                              Since
                                                            Inception
                                     1 Year      5 Year     (7/23/87)

Investor A Shares*                    5.19%       7.08%        9.47%



*Reflects 4.50% sales charge.


                    Stock Appreciation Fund

Value of a $10,000 Investment

               Investor B      S&P        NASDAQ       Russell
                Shares      500 Index      Comp.         2000

7/23/87           9,600       10,000       10,000       10,000
12/31/87          7,572        8,027        7,728        7,391
12/31/88          7,413        9,339        8,919        9,231
12/31/89          8,630       12,255       10,636       10,730
12/31/90          9,168       11,871        8,742        8,637
12/31/91         16,510       15,433       13,712       12,615
12/31/92         17,582       16,580       15,830       14,939
12/31/93         19,525       18,228       18,168       17,776
12/31/94         17,487       18,462       17,584       17,439
12/31/95         22,436       25,315       24,604       22,399
12/31/96         24,465       31,127       29,686       26,092


                          Average Annual Total Return

                                                              Since
                                                            Inception
                                     1 Year      5 Year     (7/23/87)

Investor B Shares**                   5.10%       7.78%        9.93%


**Reflects applicable contingent deferred sales charge.


Past performance is not predictive of future results. Investment return and principal value of The Riverfront Funds will fluctuate so, that the shares, when redeemed, may be worth more or less than their original cost. Performance of Investor B Shares for periods prior to the initial offering, October 1995, represents performance for Investor A Shares and is restated to reflect applicable contingent deferred sales charges. Investor B Shares are subject to distribution and service fees, which would have reduced performance. The return includes the performance history of the MIM Stock Appreciation Fund and excludes that of the MIM Stock Growth Fund prior to acquisition. The maximum Contingent Deferred Sales Charge for the Investor B shares is 4.00%. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees total return may have been lower.

Until recently, the Fund had invested in stocks of mid-sized and large companies. As a result, the Standard & Poor's 500 Stock Index and the NASDAQ Composite Index had been an appropriate performance benchmark, since they are a broad measure of the U.S. Stock market as a whole. However, the Fund's performance is now being compared to the Russell 2000 Index to better reflect the Fund's new focus of domestically traded common stocks of small to mid-sized companies. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of The Riverfront Stock Appreciation Fund reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------
Performance Reviews, continued                              The Riverfront Funds

--------------------------------------------------------------------------------

                   THE RIVERFRONT U.S. GOVERNMENT INCOME FUND

During a period that was disappointing at best for most bond investors, the Fund returned 2.51% (Investor A Shares)* for the twelve months ended December 31, 1996. For the same period, its benchmarks, the Lehman Brothers Intermediate Government/Corporate Bond Index, the Lehman Brothers Government//Mortgage Bond Index and the Lipper Intermediate Government Bond Average, returned 4.05%, 5.35% and 2.91% respectively.

Stronger-than-expected growth and increasing wage pressures led investors to believe that Federal Reserve action was imminent throughout much of the period. Nonetheless, the Fed stuck to its guns and maintained its neutrality. As a result, after peaking at 7.2% in July, the long bond had backed down into the 6.35% range by fall and the bond markets rallied in October and November. Year-end nervousness, however, limited the gains.

A DIVERSIFIED, CONSERVATIVE APPROACH
Given the environment, the Fund was positioned conservatively throughout the period. Seeking to enhance yield, exposures in government-agency securities were decreased in favor of corporate bonds and Treasury securities, and holdings in both sectors made solid contributions to performance. Nonetheless, due to our caution, the Fund slightly underperformed its benchmark indices.

Given how rapidly and radically investor sentiment shifted throughout the year, we believe caution was well warranted. Moreover, until the direction of the economy and interest rates grows clearer, we will continue to approach the markets cautiously.

At the end of the period, the average maturity of the portfolio's holdings was
6.1 years. Approximately 43% of the portfolio's assets were invested in U.S. government agency securities, 28% in corporate bonds and 12% in Treasury securities and 13% in Agency CMOs. The remainder was held in cash and cash equivalents. The average credit quality of the holdings was AA.

-------
*The return, with the maximum sales charge of 4.50%, was -2.12% for the period.


                  U.S. Government Income Fund

Value of a $10,000 Investment

               Investor A     Lehman       Lehman       Lipper
                Shares        Govern.     Int. Gov.    Intermed.

10/1/92          10,000       10,000       10,000       10,000
12/31/92          9,869       10,028        9,964       10,090
12/31/93         10,597       10,958       10,840       10,966
12/31/94         10,106       10,656       10,631       10,560
12/31/95         11,644       12,554       12,261       12,204
12/31/96         11,937       13,226       12,758       12,559

    Average Annual Total Return

                                                   Since
                                                 Inception
                                     1 Year      (10/1/92)

Investor A Shares (No Load)           2.51%        4.25%

--------------------------------------------------------------------------------
Performance Reviews, continued                              The Riverfront Funds

--------------------------------------------------------------------------------

                  U.S. Government Income Fund

Value of a $10,000 Investment

               Investor A     Lehman       Lehman       Lipper
                Shares        Govern.     Int. Gov.    Intermed.

10/1/92           9,551       10,000       10,000       10,000
12/31/92          9,426       10,028        9,964       10,090
12/31/93         10,122       10,958       10,840       10,966
12/31/94          9,653       10,656       10,631       10,560
12/31/95         11,121       12,554       12,261       12,204
12/31/96         11,401       13,226       12,758       12,559

    Average Annual Total Return

                                                   Since
                                                 Inception
                                     1 Year      (10/1/92)

Investor A Shares*                   -2.12%        3.13%

*Reflects 4.50% sales charge.



                  U.S. Government Income Fund

Value of a $10,000 Investment

               Investor B     Lehman       Lehman       Lipper
                Shares        Govern.     Int. Gov.    Intermed.

10/1/92           9,600       10,000       10,000       10,000
12/31/92          9,479       10,028        9,964       10,090
12/31/93         10,201       10,958       10,840       10,966
12/31/94          9,749       10,656       10,631       10,560
12/31/95         11,217       12,554       12,261       12,204
12/31/96         11,515       13,226       12,758       12,559

    Average Annual Total Return

                                                   Since
                                                 Inception
                                     1 Year      (10/1/92)

Investor B Shares**                   -2.17%        3.37%

**Reflects applicable contingent deferred sales charge.


Past performance is not predictive of future results. Investment return and principal value of The Riverfront Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance of Investor B Shares for periods prior to the initial offering in January 1995, represents performance for Investor A Shares and is restated to reflect applicable contingent-deferred sales charges. Investor B Shares are subject to distribution and service fees, which would have reduced performance. The maximum Contingent Deferred Sales Charge for the Investor B shares is 4.00%. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees total return may have been lower.

The Fund's performance is measured against two indices considered to be representative of mortgage-backed government bonds and intermediate-term bonds, the Lehman Brothers Government/Mortgage Bond Index and the Lehman Brothers Intermediate Government/Corporate Bond Index, respectively. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The Fund's performance reflects the deduction of these value-added services.

--------------------------------------------------------------------------------
Performance Reviews, continued                              The Riverfront Funds

--------------------------------------------------------------------------------

                     THE RIVERFRONT OHIO TAX-FREE BOND FUND

Much like the taxable markets, the tax-free markets were somewhat jumpy throughout the year as investors reacted to reports on economic growth, the direction of interest rates, election year tax reform proposals and the fiscal viability of various municipalities. Across the country, however, demand for high-quality securities remained strong. Ohio securities, with their stringent and strictly enforced quality requirements, were among the most sought-after issues. As a result, supply in the Ohio municipal market was tight, which dampened volatility.

At the same time, however, the lack of bonds available in the marketplace made it extremely difficult to respond to changes in the environment. Maturities were adjusted whenever the opportunity to do so without compromising quality, arose but often it was impossible to move as quickly or as dramatically as we might have liked. For the year ended December 31, 1996, the Fund produced a total return of 2.95% (Investor A Shares)*.

DEMAND TO GROW
With municipalities under intense pressure from constituents to cut borrowing dramatically, the number of issues available is unlikely to increase significantly in the near future. Moreover, demand for high-quality issues, already strong, can be expected to increase as the baby-boomer generation moves closer to retirement. As a result, we expect the years ahead to be good ones for the municipal markets in general and very good ones, indeed, for high-quality muni markets like Ohio.

Given the environment, we expect to make no major changes in the allocation or maturity structure of the portfolio in the near future. As of December 31, 1996, the Fund held approximately 53 issues. While all of these holdings were rated A or better, approximately 65% were rated AAA. The average maturity of the portfolio's holdings was 9.78 years.
-------
*The return, with the maximum sales charge of 4.50%, was -1.72% for the period.


                  Ohio Tax-Free Bond Fund


Value of a $10,000 Investment

                        Investor A             Lehman
                          Shares               Brother

     8/1/94               10,000               10,000
     12/31/94              9,953                9,727
     12/31/95             11,044               11,424
     12/31/96             11,370               11,955

            Average Annual Total Return

                                                      Since
                                                    Inception
                                     1 Year          (8/1/94)

Investor A Shares (No Load)           2.95%           5.45%

--------------------------------------------------------------------------------
Performance Reviews, continued                              The Riverfront Funds

--------------------------------------------------------------------------------

                  Ohio Tax-Free Bond Fund


Value of a $10,000 Investment

                        Investor A             Lehman
                          Shares              Int. Muni.

     8/1/94                9,551               10,000
     12/31/94              9,506                9,727
     12/31/95             10,548               11,424
     12/31/96             10,859               11,955

            Average Annual Total Return

                                                      Since
                                                    Inception
                                     1 Year          (8/1/94)

Investor A Shares*                   -1.72%           3.47%

*Reflects 4.50% sales charge.


                  Ohio Tax-Free Bond Fund


Value of a $10,000 Investment

                        Investor B             Lehman
                          Shares              Int. Muni.

     8/1/94                9,600               10,000
     12/31/94              9,580                9,727
     12/31/95             10,558               11,424
     12/31/96             10,801               11,955

            Average Annual Total Return

                                                      Since
                                                    Inception
                                     1 Year          (8/1/94)

Investor B Shares**                  -1.76%           3.23%

*Reflects applicable contingent deferred sales charge.


Past performance is not predictive of future results. Investment return and principal value of The Riverfront Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance of Investor B Shares for periods prior to the initial offering, January 1995, represents performance for Investor A Shares and is restated to reflect applicable contingent-deferred sales charges. Investor B Shares are subject to distribution and service fees, which would have reduced performance. The maximum Contingent Deferred Sales Charge for the Investor B shares is 4.00%. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees total return may have been lower.

The performance of The Riverfront Ohio Tax-Free Bond Fund is measured against the Lehman Brothers Intermediate Municipal Bond Fund Index, an unmanaged index generally representative of the performance of the municipal bond fund market nationwide. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management fees. The Fund's performance reflects the deduction of these value-added services.

--------------------------------------------------------------------------------
Performance Reviews, continued                              The Riverfront Funds

--------------------------------------------------------------------------------

          THE RIVERFRONT U.S. GOVERNMENT SECURITIES MONEY MARKET FUND

Historically, high levels of economic growth have pushed inflation rates dramatically higher, so spurts of economic growth throughout the year ended December 31, 1996 made, the money markets edgy. Each new report or statistic increased expectations that the Federal Reserve would move to increase interest rates. But the Federal Reserve held fast to its policy of neutrality. As a result, while the market was choppy at times, interest rates traded in a relatively narrow range throughout the period.

Flexibility was the key to success in such an environment. Consequently, maturities were shortened, falling from 29 days as the year began, to 27 days in June and then, in December, to 25 days. Moreover, in an effort to further cushion the Fund against sudden shifts in rates, assets were invested in a widely diversified range of securities, including high-grade commercial paper, with different maturity dates. As a result, the Fund performed in line with other funds of this type throughout the period.

Given the Fund's overriding objective, preservation of capital, we expect to maintain our laddered approach to the markets in the months ahead, in an effort to reduce exposure to sudden shifts in interest rates. Nor do we expect to make any major or significant changes in allocation.


                U.S. Government Securities Money Market Fund

Value of a $10,000 Investment

                        U.S. 30-Day
                          T-Bill         U.S. Government

     10/1/92              10,000               10,000
     12/31/92             10,052               10,085
     12/31/93             10,343               10,374
     12/31/94             10,747               10,766
     12/31/95             11,348               11,361
     12/31/96             11,939               11,916

            Average Annual Total Return

                                                      Since
                                                    Inception
                                     1 Year         (10/1/92)

U.S. Government Securities
 Money Market Fund                    4.89%           4.21%



Although The Riverfront U.S. Government Securities Money Market Fund seeks to maintain a stable net asset value of $1.00, there is no assurance that it will be able to do so. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The returns set forth reflect the waiver of certain advisory or administrative fees. Without the waiver of fees total return may have been lower.

The U.S. Treasury Bills index is considered to be representative of the T-bill market respectively. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. The performance of The Riverfront U.S. Government Securities Money Market Fund reflects the deduction of fees for these value-added services.

--------------------------------------------------------------------------------
Report of Independent Accountants

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996

To the Shareholders and Directors
The Riverfront Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of The Riverfront Funds, Inc. (comprising, respectively, U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, Flexible Growth Fund, and Stock Appreciation Fund) as of December 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended of the U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, and Flexible Growth Fund, and from October 1, 1995 to December 31, 1995 of the Stock Appreciation Fund, and financial highlights for each of the two years ended December 31, 1996 of the U.S. Government Securities Money Market Fund, U.S. Government Income Fund, Income Equity Fund, Ohio Tax-Free Bond Fund, and Flexible Growth Fund and for the year ended December 31, 1996 and the period October 1, 1995 to December 31, 1995 of the Stock Appreciation Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights of the Stock Appreciation Fund for the periods and years ended prior to October 1, 1995, were audited by other auditors whose report dated October 11, 1995, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Riverfront Funds, Inc. at December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the respective periods ended December 31, 1996 in conformity with generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Cincinnati, Ohio
February 20, 1997

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996

                                  U.S. GOVERNMENT  U.S. GOVERNMENT   INCOME
                                  SECURITIES MONEY     INCOME        EQUITY
                                    MARKET FUND         FUND          FUND
                                  ---------------- --------------- -----------
ASSETS:
Investments, at value (Cost
$128,546,762; $34,345,949; and
$77,468,431, respectively)......    $128,546,762     $34,599,514   $81,452,789
Repurchase agreements (Cost
$53,295,000; $0; and $0,
respectively)...................      53,295,000
                                    ------------     -----------   -----------
TOTAL INVESTMENTS...............     181,841,762      34,599,514    81,452,789
Interest and dividends
receivable......................          53,298         424,677       244,834
Receivable for capital shares
issued..........................                              71        44,285
Receivable from brokers for
investments sold................                                        83,107
Prepaid expenses and other
assets..........................           1,426          26,993        19,622
                                    ------------     -----------   -----------
TOTAL ASSETS....................     181,896,486      35,051,255    81,844,637
                                    ------------     -----------   -----------
LIABILITIES:
Dividends payable...............         708,084             412
Payable for capital shares
redeemed........................                           7,558        11,492
Payable to brokers for
investments purchased...........                                       690,245
Accrued expenses and other
payables:
 Investment advisory fees.......          21,577          11,883        60,830
 Administration fees............          28,769           5,943        12,986
 12b-1 fees (Investor A)........                           4,314        12,172
 12b-1 fees (Investor B)........                           1,100         6,300
 Registration and filing fees...          35,059           6,289        12,246
 Transfer agent fees............           6,368           3,345           999
 Audit and legal fees...........          42,052           9,117        14,209
 Printing fees..................          26,134           7,306        12,863
 Other..........................          11,184           3,155        10,271
                                    ------------     -----------   -----------
TOTAL LIABILITIES...............         879,227          60,422       844,613
                                    ------------     -----------   -----------
NET ASSETS:
Capital.........................     181,019,549      36,562,678    74,654,539
Undistributed (distributions in
excess of) net investment income
(loss)..........................                          30,029
Net unrealized apppreciation on
investments.....................                         253,565     3,984,358
Accumulated undistributed net
realized gains (losses) on
investment transactions.........          (2,290)     (1,855,439)    2,361,127
                                    ------------     -----------   -----------
 NET ASSETS.....................    $181,017,259     $34,990,833   $81,000,024
                                    ============     ===========   ===========
Net Assets
 Investor A Shares..............    $181,017,259     $33,694,340   $73,368,104
 Investor B Shares..............              NA       1,296,493     7,631,920
                                    ------------     -----------   -----------
   Total........................    $181,017,259     $34,990,833   $81,000,024
                                    ============     ===========   ===========
Shares of capital stock
 Investor A Shares..............     181,019,549       3,571,637     6,154,052
 Investor B Shares..............              NA         121,807       627,857
                                    ------------     -----------   -----------
   Total........................     181,019,549       3,693,444     6,781,909
                                    ============     ===========   ===========
Net asset value
 Investor A Shares--redemption
  price per share...............    $       1.00     $      9.43   $     11.92
 Investor B Shares--offering
  price per share*..............              NA           10.64         12.16
                                    ============     ===========   ===========
Maximum Sales Charge (Investor
A)..............................              NA            4.50%         4.50%
                                    ============     ===========   ===========
Maximum Offering Price per share
(100%/(100%-Maximum Sales
Charge) of net asset  value
adjusted to nearest cent)
(Investor A) (a)................    $       1.00     $      9.87   $     12.48
                                    ============     ===========   ===========

-------
(a) Offering price and redemption price are the same for the U.S. Government Securities Money Market Fund.
 * Redemption price of Investor B shares varies based on length of time shares are held.
NA Not applicable

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996

                               OHIO TAX-FREE FLEXIBLE GROWTH STOCK APPRECIATION
                                 BOND FUND        FUND              FUND
                               ------------- --------------- ------------------
ASSETS:
Investments, at value (Cost
$11,126,979; $18,999,696; and
$26,843,438, respectively)...   $11,577,458    $21,053,295      $32,286,516
Cash.........................         1,912
Interest and dividends
receivable...................        70,747        116,765            5,883
Receivable for capital shares
issued.......................        50,000         44,095            1,086
Receivable from brokers for
investments sold.............                                       171,819
Unamortized organization
costs........................                                        11,408
Prepaid expenses and other
assets.......................           729         24,321            8,546
                                -----------    -----------      -----------
TOTAL ASSETS.................    11,700,846     21,238,476       32,485,258
                                -----------    -----------      -----------
LIABILITIES:
Cash Overdraft...............                      364,681
Payable for capital shares
redeemed.....................                       28,247              226
Payable to brokers for
investments purchased........                                       503,806
Accrued expenses and other
payables:
 Investment advisory fees....         3,935         14,917           21,791
 Administration fees.........         1,964          3,728            5,448
 12b-1 fees (Investor A).....         2,413          1,460            6,663
 12b-1 fees (Investor B).....           807          8,469              568
 Transfer agent fees.........         2,933          5,235            3,798
 Audit and legal fees........         3,723          5,259            8,709
 Printing fees...............         3,000          5,394            7,579
 Custodian fees..............         1,377          2,797            4,086
 Organizational fees.........         3,456            983
 Other.......................           214          2,828            8,247
                                -----------    -----------      -----------
TOTAL LIABILITIES............        23,822        443,998          570,921
                                -----------    -----------      -----------
NET ASSETS:
Capital......................    11,222,517     18,891,988       24,464,920
Undistributed (distributions
in excess of) net investment
income (loss)................         6,757          2,553          (29,793)
Net unrealized appreciation
on investments...............       450,479      2,053,599        5,443,078
Accumulated undistributed net
realized gains (losses) on
investment transactions......        (2,729)      (153,662)       2,036,132
                                -----------    -----------      -----------
 NET ASSETS..................   $11,677,024    $20,794,478      $31,914,337
                                ===========    ===========      ===========
Net Assets
 Investor A Shares...........   $10,693,087    $10,786,341      $31,227,057
 Investor B Shares...........       983,937     10,008,137          687,280
                                -----------    -----------      -----------
   Total.....................   $11,677,024    $20,794,478      $31,914,337
                                ===========    ===========      ===========
Shares of capital stock
 Investor A Shares...........     1,027,469        922,900        3,312,660
 Investor B Shares...........        92,478        831,165           70,378
                                -----------    -----------      -----------
   Total.....................     1,119,947      1,754,065        3,383,038
                                ===========    ===========      ===========
Net asset value
 Investor A Shares--
  redemption price per share.   $     10.41    $     11.69      $      9.43
 Investor B Shares--offering
  price per share*...........         10.64          12.04             9.77
                                ===========    ===========      ===========
Maximum Sales Charge
(Investor A).................          4.50%          4.50%            4.50%
                                ===========    ===========      ===========
Maximum Offering Price per
share (100%/(100%-Maximum
Sales Charge) of net asset
 value adjusted to nearest
cent) (Investor A)...........   $     10.90    $     12.24      $      9.87
                                ===========    ===========      ===========

-------
*Redemption price of Investor B shares varies based on length of time shares are held.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                  For the year ended December 31, 1996

                                  U.S. GOVERNMENT  U.S. GOVERNMENT   INCOME
                                  SECURITIES MONEY     INCOME        EQUITY
                                    MARKET FUND         FUND          FUND
                                  ---------------- --------------- -----------
INVESTMENT INCOME:
Interest income..................    $9,283,151      $ 2,350,114   $   150,338
Dividend income..................                                    2,293,321
                                     ----------      -----------   -----------
TOTAL INCOME.....................     9,283,151        2,350,114     2,443,659
                                     ----------      -----------   -----------
EXPENSES:
Investment advisory fees.........       259,214          143,483       688,484
Administration fees..............       345,611           71,742       144,850
12b-1 fees (Investor A)..........       432,174           86,548       168,345
12b-1 fees (Investor B)..........                         12,436        51,209
Custodian and accounting fees....        86,401           35,870       108,638
Audit and legal fees.............       102,687           20,450        51,060
Directors' fees and expenses.....        17,526            3,033         7,296
Transfer agent fees..............        79,137           38,891        58,165
Registration and filing fees.....        53,745           10,751        42,059
Printing costs...................        51,497           10,848        25,038
Other............................        18,711            4,545        31,108
                                     ----------      -----------   -----------
TOTAL EXPENSES...................     1,446,703          438,597     1,376,252
  Less: Fee waivers and expense        (432,174)         (30,720)      (66,860)
   reimbursements................
                                     ----------      -----------   -----------
    Net Expenses.................     1,014,529          407,877     1,309,392
                                     ----------      -----------   -----------
Net Investment Income............     8,268,622        1,942,237     1,134,267
                                     ----------      -----------   -----------
REALIZED/UNREALIZED GAINS
(LOSSES) FROM INVESTMENTS
Net realized gains from                                   90,347    13,473,952
investment transactions..........
Net change in unrealized                              (1,183,269)   (1,397,638)
appreciation (depreciation) from
investments......................
                                     ----------      -----------   -----------
Net realized/unrealized gains                         (1,092,922)   12,076,314
(losses) from investments........
                                     ----------      -----------   -----------
Change in net assets resulting       $8,268,622      $   849,315   $13,210,581
from operations..................
                                     ==========      ===========   ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Operations

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                  For the year ended December 31, 1996

                                               OHIO      FLEXIBLE      STOCK
                                             TAX-FREE     GROWTH    APPRECIATION
                                             BOND FUND     FUND         FUND
                                             ---------  ----------  ------------
INVESTMENT INCOME:
Interest income............................  $ 605,629  $  662,585  $   151,227
Dividend income............................                268,337       91,741
                                             ---------  ----------  -----------
TOTAL INCOME...............................    605,629     930,922      242,968
                                             ---------  ----------  -----------
EXPENSES:
Investment advisory fees...................     56,870     183,256      294,183
Administration fees........................     22,744      40,688       73,546
12b-1 fees (Investor A)....................     26,681      30,170       90,637
12b-1 fees (Investor B)....................      7,017      82,801        5,182
Custodian and accounting fees..............     15,923      30,516       55,160
Audit and legal fees.......................      6,894      11,351       30,631
Organization costs.........................      9,282       3,032       36,823
Directors' fees and expenses...............      1,178       2,077        4,093
Transfer agent fees........................     26,007      44,600       38,988
Registration and filing fees...............      4,000       4,979       34,935
Printing costs.............................      3,745      15,967       36,655
Other......................................      1,748       7,596        4,612
                                             ---------  ----------  -----------
TOTAL EXPENSES.............................    182,089     457,033      705,445
  Less: fee waivers and expense                (11,373)    (40,649)
   reimbursements..........................
                                             ---------  ----------  -----------
    Net Expenses...........................    170,716     416,384      705,445
                                             ---------  ----------  -----------
Net Investment Income (Loss)...............    434,913     514,538     (462,477)
                                             ---------  ----------  -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS
Net realized gains (losses) from investment     (2,919)   (153,623)   5,645,154
transactions...............................
Net change in unrealized appreciation         (107,900)    853,589   (1,674,745)
(depreciation) from investments............
                                             ---------  ----------  -----------
Net realized/unrealized gains (losses) from   (110,819)    699,966    3,970,409
investments................................
                                             ---------  ----------  -----------
Change in net assets resulting from          $ 324,094  $1,214,504  $ 3,507,932
operations.................................
                                             =========  ==========  ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                U.S. GOVERNMENT              U.S. GOVERNMENT
                            SECURITIES MONEY MARKET              INCOME                   INCOME EQUITY
                                     FUND                         FUND                        FUND
                          ----------------------------  --------------------------  --------------------------
                           YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                              1996           1995           1996          1995          1996          1995
                          -------------  -------------  ------------  ------------  ------------  ------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income..  $   8,268,622  $   7,906,286  $ 1,942,237   $ 2,067,824   $  1,134,267  $ 1,082,073
 Net realized gains
  (losses) from
  investment
  transactions..........                        (1,415)      90,347      (517,451)    13,473,952    6,655,045
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........                                 (1,183,269)    3,520,908     (1,397,638)   5,311,784
                          -------------  -------------  -----------   -----------   ------------  -----------
Change in net assets
 resulting from
 operations ............      8,268,622      7,904,871      849,315     5,071,281     13,210,581   13,048,902
                          -------------  -------------  -----------   -----------   ------------  -----------
DISTRIBUTIONS TO
 INVESTOR A
 SHAREHOLDERS:
 From net investment
  income................     (8,268,622)    (7,906,286)  (1,865,718)   (2,032,120)    (1,089,197)  (1,065,510)
 In excess of net
  investment income.....                                                                 (11,775)      (6,742)
 From net realized gains
  from investments......                                                             (10,109,545)  (6,293,075)
DISTRIBUTIONS TO
 INVESTOR B
 SHAREHOLDERS:
 From net investment
  income................                                    (56,824)      (22,977)       (45,070)     (16,563)
 In excess of net
  investment income.....                                                                  (1,105)        (105)
 From net realized gains
  from investments......                                                                (941,583)    (222,170)
 In excess of net
  realized gains........                                                                 (94,220)
                          -------------  -------------  -----------   -----------   ------------  -----------
Change in net assets
 from shareholder
 distributions..........     (8,268,622)    (7,906,286)  (1,922,542)   (2,055,097)   (12,292,495)  (7,604,165)
                          -------------  -------------  -----------   -----------   ------------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................    413,837,358    331,872,719    2,867,087     5,670,500     12,638,065   12,155,416
 Proceeds from shares
  issued in
  connection with
  acquisition...........                     4,865,634                                              9,727,219
 Dividends reinvested...      2,193,920      1,518,099      486,495       578,837     12,143,803    8,648,647
 Cost of shares
  redeemed..............   (392,509,518)  (330,133,820)  (5,090,697)   (4,185,229)    (8,378,319)  (7,262,834)
                          -------------  -------------  -----------   -----------   ------------  -----------
Change in net assets
 from capital
 transactions...........     23,521,760      8,122,632   (1,737,115)    2,064,108     16,403,549   23,268,448
                          -------------  -------------  -----------   -----------   ------------  -----------
Change in net assets....     23,521,760      8,121,217   (2,810,342)    5,080,292     17,321,635   28,713,185
NET ASSETS:
 Beginning of period....    157,495,499    149,374,282   37,801,175    32,720,883     63,678,389   34,965,204
                          -------------  -------------  -----------   -----------   ------------  -----------
 End of period..........  $ 181,017,259  $ 157,495,499  $34,990,833   $37,801,175   $ 81,000,024  $63,678,389
                          =============  =============  ===========   ===========   ============  ===========
SHARE TRANSACTIONS:
 Issued.................    413,837,358    331,872,719      299,041       592,903        997,947    1,069,857
 Issued in connection
  with acquisition......                     4,865,634                                                793,942
 Reinvested.............      2,193,920      1,518,099       51,049        61,636      1,001,471      764,131
 Redeemed...............   (392,509,518)  (330,133,820)    (534,677)     (444,444)      (656,491)    (634,159)
                          -------------  -------------  -----------   -----------   ------------  -----------
Change in shares........     23,521,760      8,122,632     (184,587)      210,095      1,342,927    1,993,771
                          =============  =============  ===========   ===========   ============  ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                          OHIO TAX-FREE BOND FUND      FLEXIBLE GROWTH FUND              STOCK APPRECIATION FUND
                         --------------------------  --------------------------  -----------------------------------------
                                                                                               PERIOD FROM    PERIOD FROM
                                                                                                OCTOBER 1,    OCTOBER 1,
                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   1995 THROUGH  1994 THROUGH
                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  SEPTEMBER 30,
                             1996          1995          1996          1995          1996        1995 (A)      1995 (B)
                         ------------  ------------  ------------  ------------  ------------  ------------  -------------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income
  (loss)...............  $   434,913   $   419,775   $   514,538   $   275,589   $   (462,477) $   (51,131)   $  (292,270)
 Net realized gains
  (losses) from
  investment
  transactions.........       (2,919)        8,848      (153,623)      131,879      5,645,154    1,556,383      3,024,858
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments..........     (107,900)      713,315       853,589     1,230,202     (1,674,745)  (2,070,853)     5,538,265
                         -----------   -----------   -----------   -----------   ------------  -----------    -----------
Change in net assets
 resulting
 from operations.......      324,094     1,141,938     1,214,504     1,637,670      3,507,932     (565,601)     8,270,853
                         -----------   -----------   -----------   -----------   ------------  -----------    -----------
DISTRIBUTIONS TO INVESTOR A
 SHAREHOLDERS:
 From net investment
  income...............     (412,215)     (401,164)     (346,017)     (202,502)                                (1,166,721)
 In excess of net
  investment income....                                   (1,775)                       (289)
 From net realized
  gains from
  investments..........                                                (85,787)    (3,106,226)  (1,556,383)
 Tax return of capital.                                                                             (6,824)
DISTRIBUTIONS TO INVESTOR B
 SHAREHOLDERS:
 From net investment
  income...............      (21,400)      (13,152)     (168,520)      (63,921)
 In excess of net
  investment income....                                   (1,028)
 From net realized
  gains from
  investments..........                                               (43,216)       (65,866))
                         -----------   -----------   -----------   -----------   ------------  -----------    -----------
Change in net assets
 from shareholder
 distributions.........     (433,615)    (414,316)      (517,340)     (395,426)    (3,172,381)  (1,563,207)    (1,166,721)
                         -----------   -----------   -----------   -----------   ------------  -----------    -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued...............      632,048       895,943    11,628,310    11,076,750      3,709,128      810,508
 Dividends reinvested..       26,194        18,208       546,821       334,888      2,969,201    1,542,781
 Cost of shares
  redeemed.............     (588,738)     (114,312)   (6,534,711)     (906,216)   (16,166,715)  (3,611,887)
                         -----------   -----------   -----------   -----------   ------------  -----------    -----------
Change in net assets
 from capital
 transactions..........       69,504       799,839     5,640,420    10,505,422     (9,488,386)  (1,258,598)   (10,529,141)
                         -----------   -----------   -----------   -----------   ------------  -----------    -----------
Change in net assets...      (40,017)    1,527,461     6,337,584    11,747,666     (9,152,835)  (3,387,406)    (3,425,009)
NET ASSETS:
 Beginning of period...   11,717,041    10,189,580    14,456,894     2,709,228     41,067,172   44,454,578     47,879,587
                         -----------   -----------   -----------   -----------   ------------  -----------    -----------
 End of period.........  $11,677,024   $11,717,041   $20,794,478   $14,456,894   $ 31,914,337  $41,067,172    $44,454,578
                         ===========   ===========   ===========   ===========   ============  ===========    ===========
SHARE TRANSACTIONS:
 Issued................       59,532        87,181     1,017,399     1,035,102        373,503       83,381
 Reinvested............        2,490         1,760        47,842        30,561        315,294      164,279
 Redeemed..............      (55,955)      (11,223)     (571,147)      (82,394)    (1,628,669)    (370,208)
                         -----------   -----------   -----------   -----------   ------------  -----------    -----------
Change in shares.......        6,067        77,718       494,094       983,269       (939,872)    (122,548)
                         ===========   ===========   ===========   ===========   ============  ===========    ===========

-------
(a) Period from date acquired by Riverfront Stock Appreciation Fund.
(b) Represents statements of changes in net assets for the MIM Stock Appreciation Fund. Audited by other auditors.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996
U.S. Government Securities Money Market Fund

  PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
 ----------- ---------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES (44.4%):
 Federal Farm Credit Bank:
 $ 2,000,000 Discount Note, 1/6/97..............................   $  1,998,549
   1,340,000 Discount Note, 1/10/97.............................      1,338,255
   3,000,000 Discount Note, 1/27/97.............................      2,988,690
   1,000,000 Discount Note, 3/6/97..............................        990,720
   2,000,000 Discount Note, 3/21/97.............................      1,976,783
 Federal Home Loan Bank:
  10,000,000 Discount Note, 1/2/97..............................      9,998,194
   4,000,000 Discount Note, 1/9/97..............................      3,995,333
   2,000,000 Discount Note, 1/16/97.............................      1,995,483
   3,000,000 Discount Note, 1/27/97.............................      2,988,560
 Federal Home Loan Mortgage Corp.:
   5,000,000 Discount Note, 1/3/97..............................      4,998,520
   1,000,000 Discount Note, 1/6/97..............................        999,257
   2,000,000 Discount Note, 1/15/97.............................      1,995,854
   1,630,000 Discount Note, 1/23/97.............................      1,624,810
   5,000,000 Discount Note, 1/31/97.............................      4,978,033
   2,433,000 Discount Note, 2/5/97..............................      2,420,676
   2,000,000 Discount Note, 2/6/97..............................      1,989,480
   2,000,000 Discount Note, 2/21/97.............................      1,985,153
   2,000,000 Discount Note, 2/24/97.............................      1,984,310
 Federal National Mortgage Assoc.:
   3,000,000 Discount Note, 1/7/97..............................      2,997,370
   2,000,000 4.38%, 1/21/97.....................................      1,998,794
   1,000,000 Discount Note, 1/28/97.............................        996,070
   2,840,000 Discount Note, 2/6/97..............................      2,824,664
   3,000,000 Discount Note, 2/7/97..............................      2,983,874
   2,000,000 Discount Note, 2/11/97.............................      1,988,156
   2,000,000 Discount Note, 2/14/97.............................      1,987,167
   4,000,000 Discount Note, 2/20/97.............................      3,970,778
   2,000,000 Discount Note, 2,26,97.............................      1,983,729
   4,000,000 Discount Note, 3/27/97.............................      3,949,378
   2,000,000 5.36%*, 9/2/97.....................................      2,000,000
   1,500,000 5.43%*, 9/12/97....................................      1,499,541
                                                                   ------------
 Total U.S. Government Agencies                                      80,426,181
 COMMERCIAL PAPER (26.6%):
 Aerospace/Defense (3.9%):
   3,000,000 International Lease Finance Corp., Discount Note,
              1/7/97............................................      2,997,350
   4,000,000 International Lease Finance Corp., Discount Note,
              1/23/97...........................................      3,987,044
                                                                   ------------
                                                                      6,984,394
                                                                   ------------
 Banking (6.2%):
   6,300,000 Bank One Corp.,
              Discount Note, 1/10/97............................      6,291,652
   5,000,000 Bankers Trust,
              Discount Note, 3/3/97.............................      4,955,606
                                                                   ------------
                                                                     11,247,258
                                                                   ------------

  PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
 ----------- ---------------------------------------------------   ------------
 COMMERCIAL PAPER, CONTINUED:
 Building Materials (1.7%):
 $ 3,000,000 Sherwin-Williams Co.,
              Discount Note, 1/6/97.............................   $  2,997,788
                                                                   ------------
 Entertainment (3.3%):
   4,000,000 Walt Disney,
              Discount Note, 1/15/97............................      3,991,802
   2,000,000 Walt Disney,
              Discount Note, 2/18/97............................      1,985,920
                                                                   ------------
                                                                      5,977,722
                                                                   ------------
 Financial Services (6.6%):
   4,000,000 Merrill Lynch,
              Discount Note, 1/22/97............................      3,987,563
   3,000,000 Merrill Lynch,
              Discount Note, 2/5/97.............................      2,984,425
   5,000,000 Safeco Corp.,
              Discount Note, 2/14/97............................      4,967,489
                                                                   ------------
                                                                     11,939,477
                                                                   ------------
 Pharmaceuticals (3.3%):
   5,000,000 Glaxo Wellcome PLC,
              Discount Note, 1/24/97............................      4,963,070
   1,000,000 Glaxo Wellcome PLC,
              Discount Note, 1/27/97............................        996,172
                                                                   ------------
                                                                      5,979,242
                                                                   ------------
 Tobacco (1.6%):
   3,000,000 Philip Morris Co., Inc.,
              Discount Note, 1/13/97............................      2,994,700
                                                                   ------------
 Total Commercial Paper                                              48,120,581
                                                                   ------------
 REPURCHASE AGREEMENTS (29.4%):
  18,295,000 Dean Witter, 6.45%, 1/2/97, (Collateralized by
              various U.S. Treasury and U.S. Government Agency
              Securities, 6.09%-11.00%, 1/15/97-8/1/29, market
              value--$18,561,852)...............................     18,295,000
  35,000,000 Prudential Funding Corp., 6.45%, 1/2/97,
              (Collateralized by various U.S. Government Agency
              Securities, 6.00%-9.50%, 3/15/07-12/20/26, market
              value--$35,480,423)...............................     35,000,000
                                                                   ------------
 Total Repurchase Agreements                                         53,295,000
                                                                   ------------
 Total (Cost--$181,841,762)(a)                                     $181,841,762
                                                                   ============

-------
The percentages indicated are based on net assets of $181,017,259.
 * Adjustable Rate Mortgage.
(a) Cost and value for federal income tax reporting purposes are the same.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996
U.S. Government Income Fund

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                         DESCRIPTION                          VALUE
 ---------- ------------------------------------------------------  -----------
 CORPORATE BONDS (26.1%):
 Banking (7.0%):
 $1,000,000 MBNA Master Credit Card Trust,
             6.05%, 11/15/02......................................  $   995,190
    500,000 Mellon Capital, 7.72% 12/1/26.........................      489,375
  1,000,000 Midland Bank PLC, (HSBC),
             6.95%, 3/15/11.......................................      978,750
                                                                    -----------
                                                                      2,463,315
                                                                    -----------
 Financial Services (16.2%):
  1,000,000 Boatmen's Auto Trust, 6.75% 1/15/03...................    1,011,830
  1,000,000 Chase Manhattan Corp., 8.50%, 2/15/02.................    1,078,750
  1,000,000 First Chicago Master Trust, Series L, Class A 1994
             7.15%, 4/15/01.......................................    1,025,480
    500,000 Ford Motor Credit Corp.,
             6.25%, 12/8/05.......................................      473,750
    500,000 Grand Metropolitian Investment Co., 7.45%, 4/15/35....      522,500
    500,000 Lehman Brothers Holdings,
             8.50%, 5/1/07........................................      538,750
  1,000,000 Premier Auto Trust, 6.85% 5/22/99, Series 1994-4......    1,012,488
                                                                    -----------
                                                                      5,663,548
                                                                    -----------
 Telecommunication (2.9%):
  1,000,000 U.S. West Capital Corp.,
             6.31%, 11/1/05.......................................      993,750
                                                                    -----------
 Total Corporate Bonds                                                9,120,613
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (56.0%):
 Federal Home Loan Bank:
  1,000,000 5.60%, 7/24/97........................................    1,000,160
    500,000 8.07%, 2/27/02........................................      507,900
    875,000 6.38%, 4/29/03........................................      850,351
    690,000 9.50% 2/25/04.........................................      804,160
 Federal Home Loan Mortgage Corp.:
  1,000,000 Discount Note, 1/2/97.................................      999,700
  1,000,000 6.55%, 1/4/00.........................................    1,008,360
    500,000 7.50%, 3/15/15........................................      504,030
  1,000,000 6.00%, 1/15/18........................................      991,660
  1,000,000 7.20%, 6/15/18........................................    1,004,840

 SHARES OR
 PRINCIPAL                        SECURITY                         MARKET
   AMOUNT                       DESCRIPTION                         VALUE
 ---------- ---------------------------------------------------  -----------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Federal National Mortgage Assoc.:
 $1,000,000 5.33%, 6/26/98.....................................  $   990,470
    500,000 9.05%, 4/10/00.....................................      540,150
  1,310,278 6.00%, 2/1/03......................................    1,281,413
    625,000 6.38%, 6/25/03.....................................      610,300
    625,000 6.05%, 6/30/03.....................................      610,144
    351,767 6.75%, 8/25/04,
             Series 1992-152 Class H...........................      351,281
  1,050,000 8.50%, 2/1/05......................................    1,103,214
  1,000,000 7.00%, 9/25/05,
             Series 1992-1110 Class G..........................    1,007,830
    749,864 7.00%, 9/25/19.....................................      748,627
 Government National Mortgage Assoc.:
    712,881 8.00%, 5/15/03.....................................      726,647
 Private Export Funding Corp.:
  1,000,000 6.24%, 5/15/02.....................................      995,000
 Student Loan Marketing Assoc.:
  1,000,000 6.05%, 9/14/00.....................................      991,410
    959,177 5.54%*, 10/25/04...................................      959,753
 Tennessee Valley Authority:
  1,000,000 6.24%, 7/15/45.....................................    1,000,000
                                                                 -----------
 Total U.S. Government Agencies                                   19,587,400
                                                                 -----------
 U.S. TREASURY NOTES (11.5%):
  1,000,000 6.00%, 11/30/97....................................    1,002,290
  2,000,000 5.88%, 3/31/99.....................................    1,997,900
  1,000,000 6.63% 7/31/01......................................    1,015,630
                                                                 -----------
 Total U.S. Treasury Notes                                         4,015,820
                                                                 -----------
 YANKEE DOLLAR BONDS (1.1%):
    365,000 Montreal Urban Community,
             9.13%, 3/15/01....................................      395,569
                                                                 -----------
 Total Yankee Dollar Bonds                                           395,569
                                                                 -----------
 INVESTMENT COMPANIES (4.2%):
  1,480,112 Dreyfus Treasury Prime Fund........................    1,480,112
                                                                 -----------
 Total Investment Companies                                        1,480,112
                                                                 -----------
 Total (Cost--$34,345,949)(a)                                    $34,599,514
                                                                 ===========

-------
Percentages indicated are based on net assets of $34,990,833.
 * Variable Rate.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation..................................... $ 424,863
         Unrealized depreciation.....................................  (171,298)
                                                                      ---------
         Net unrealized appreciation................................. $ 253,565
                                                                      =========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996
Income Equity Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK (97.2%):
 Apparel (0.7%):
   33,000  Intimate Brands, Inc...................................   $   561,000
                                                                     -----------
 Automobile (0.8%):
   28,200  Volvo AB-ADR...........................................       613,350
                                                                     -----------
 Auto Parts (5.1%):
   18,400  Briggs & Stratton Corp.................................       809,600
   53,600  Dana Corp..............................................     1,748,700
   49,100  Echlin, Inc............................................     1,552,788
                                                                     -----------
                                                                       4,111,088
                                                                     -----------
 Banks (4.3%):
   46,600  Central Fidelity Banks, Inc............................     1,199,950
   38,400  Crestar Financial Corp.................................     1,428,000
   14,900  First American Corp.--Tennessee........................       858,612
                                                                     -----------
                                                                       3,486,562
                                                                     -----------
 Broadcast/Radio, TV (0.0%):
    1,500  U.S. West Media Group, Inc. (b)........................        27,750
                                                                     -----------
 Chemicals (5.7%):
   18,500  Akzo Nobel N.V. ADR....................................     1,248,750
    3,500  E. I. du Pont deNemours & Co...........................       330,312
  111,700  Ethyl Corp.............................................     1,075,113
   26,500  Lawter International, Inc..............................       334,562
    3,000  PPG Industries, Inc....................................       168,375
   47,200  Witco Corp.............................................     1,439,600
                                                                     -----------
                                                                       4,596,712
                                                                     -----------
 Confections & Beverages (1.2%):
   29,000  Cadbury Schweppes PLC-ADR..............................       989,625
                                                                     -----------
 Consumer Products (1.7%):
   52,100  Stanley Works..........................................     1,406,700
                                                                     -----------
 Cosmetics (2.1%):
   37,100  International Flavors & Fragrances, Inc................     1,669,500
                                                                     -----------
 Department Stores (4.8%):
   35,600  May Department Stores Co...............................     1,664,300
    8,000  Mercantile Stores Co., Inc.............................       395,000
   34,900  J.C. Penney Co., Inc...................................     1,701,375
    3,000  Sears Roebuck & Co.....................................       138,375
                                                                     -----------
                                                                       3,899,050
                                                                     -----------
 Electrical (4.2%):
   51,000  AMP, Inc...............................................     1,957,125
   33,400  Thomas & Betts Corp....................................     1,482,125
                                                                     -----------
                                                                       3,439,250
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Electronics (3.7%):
   44,600  National Service Industries, Inc.......................   $ 1,666,925
   33,800  Phillips Electronics N.V...............................     1,352,000
                                                                     -----------
                                                                       3,018,925
                                                                     -----------
 Engineering & Construction (1.5%):
   32,000  Foster Wheeler Corp....................................     1,188,000
                                                                     -----------
 Financial Services (4.1%):
   52,900  H & R Block, Inc.......................................     1,534,100
   71,500  ITT Industries, Inc....................................     1,751,750
                                                                     -----------
                                                                       3,285,850
                                                                     -----------
 Food Processing (0.2%):
    9,500  Tasty Baking Co........................................       130,625
                                                                     -----------
 Forest Products (3.9%):
   38,600  International Paper Co.................................     1,558,475
   15,500  Rayonier, Inc..........................................       594,813
   20,900  Union Camp Corp........................................       997,975
                                                                     -----------
                                                                       3,151,263
                                                                     -----------
 Grocery Stores (0.7%):
   11,500  Giant Food--Class A....................................       396,750
    5,000  Winn-Dixie Stores, Inc.................................       158,125
                                                                     -----------
                                                                         554,875
                                                                     -----------
 Health Products/Care (2.0%):
   56,700  Bard (C. R.), Inc......................................     1,587,600
                                                                     -----------
 Household Products/Wares (1.1%):
    1,500  Colgate-Palmolive Co...................................       138,375
   32,100  Rubbermaid, Inc........................................       730,275
                                                                     -----------
                                                                         868,650
                                                                     -----------
 Insurance (1.6%):
    1,500  American International Group, Inc......................       162,375
   11,100  ITT Hartford Group, Inc................................       749,250
    7,300  Lincoln National Corp..................................       383,250
                                                                     -----------
                                                                       1,294,875
                                                                     -----------
 Manufacturing (0.3%):
    3,500  Minnesota Mining & Manufacturing Co....................       290,062
                                                                     -----------
 Medical Supplies (0.2%):
    3,000  Becton Dickinson & Co..................................       130,125
                                                                     -----------
 Medical Products (2.2%):
   43,800  Baxter International...................................     1,795,800
                                                                     -----------
 Metal Fabricate/Hardware (1.4%):
   25,100  Timken Co..............................................     1,151,462
                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996
Income Equity Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Metals (3.8%):
   27,700  Reynolds Metals Co.....................................   $ 1,561,588
   33,200  Tenneco, Inc. (b)......................................     1,498,150
                                                                     -----------
                                                                       3,059,738
                                                                     -----------
 Mining (1.4%):
   37,500  Freeport-McMoRan Copper & Gold, Inc....................     1,120,313
                                                                     -----------
 Office Equipment & Supplies (1.9%):
   23,000  Harris Corp............................................     1,578,375
                                                                     -----------
 Oil & Gas Producers (4.3%):
   21,600  Amoco Corp.............................................     1,741,500
   11,300  LG&E Energy Corp.......................................       276,850
   12,200  Mobil Corp.............................................     1,491,450
                                                                     -----------
                                                                       3,509,800
                                                                     -----------
 Oil--Domestic (1.6%):
   53,800  Sun Company, Inc.......................................     1,311,375
                                                                     -----------
 Oil--International (0.4%):
    5,000  Chevron Corp...........................................       325,000
                                                                     -----------
 Packaged Food (1.0%):
   38,000  Lance, Inc.............................................       684,000
    2,500  Sara Lee Corp..........................................        93,125
                                                                     -----------
                                                                         777,125
                                                                     -----------
 Packaging & Container (1.0%):
   14,900  Temple-Inland, Inc.....................................       806,462
                                                                     -----------
 Paper (2.9%):
   19,900  Consolidated Papers, Inc...............................       977,587
   46,600  Westvaco Corp..........................................     1,339,750
                                                                     -----------
                                                                       2,317,337
                                                                     -----------
 Pharmaceuticals (2.2%):
    3,000  Abbott Laboratories....................................       152,250
   42,100  Pharmacia & Upjohn, Inc................................     1,668,212
                                                                     -----------
                                                                       1,820,462
                                                                     -----------
 Photography (0.3%):
    3,500  Eastman Kodak Co.......................................       280,875
                                                                     -----------
 Printing & Publishing (3.3%):
   34,100  Dow Jones & Co., Inc...................................     1,155,137
   33,300  McGraw-Hill Cos., Inc..................................     1,535,963
                                                                     -----------
                                                                       2,691,100
                                                                     -----------
 Real Estate (0.1%):
    3,200  New Plan Realty Trust..................................        81,200
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Savings & Loans (0.5%):
    9,700  First Commerce Corp....................................   $   377,087
                                                                     -----------
 Steel (0.5%):
   17,000  Allegheny Teledyne, Inc................................       391,000
                                                                     -----------
 Telecommunications (4.0%):
   47,200  Alltel Corp............................................     1,480,900
   24,500  Federal Signal Corp....................................       633,937
   48,400  Frontier Corp..........................................     1,095,050
                                                                     -----------
                                                                       3,209,887
                                                                     -----------
 Textiles (1.1%):
   81,100  Shaw Industries, Inc...................................       952,925
                                                                     -----------
 Tobacco (0.3%):
    5,000  American Brands, Inc...................................       248,125
                                                                     -----------
 Tools (1.4%):
   32,500  Snap-On, Inc...........................................     1,157,813
                                                                     -----------
 Transportation--Airlines (1.3%):
   36,700  KLM Royal Dutch Air Lines N.V..........................     1,023,013
                                                                     -----------
 Transportation--Rail (1.5%):
   38,400  Illinois Central Corp..................................     1,228,800
                                                                     -----------
 Utilities--Electric (4.9%):
   33,200  Central & South West Corp..............................       850,750
   26,500  Chilgener S.A., ADR....................................       553,188
   24,200  CINergy Corp...........................................       807,675
   10,800  DPL, Inc...............................................       264,600
   14,500  Illinova Corp..........................................       398,750
    1,000  KU Energy Corp.........................................        30,000
    9,600  Scana Corp.............................................       256,800
   27,200  Western Resources, Inc.................................       839,800
                                                                     -----------
                                                                       4,001,563
                                                                     -----------
 Utilities--Gas (0.7%):
   19,000  Brooklyn Union Gas Co..................................       572,375
                                                                     -----------
 Utilities--Telecommunications (3.3%):
   26,200  GTE Corp...............................................     1,188,825
   36,300  Southern New England Telecommunications Corp...........     1,411,163
    1,500  U S West Communications Group..........................        48,375
                                                                     -----------
                                                                       2,648,363
                                                                     -----------
 Total Common Stock                                                   78,738,812
                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996
Income Equity Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 CORPORATE BONDS (0.8%):
  100,000  Hasbro, Inc., 6.00%, 11/15/98..........................   $   135,500
   50,000  Liebert Corp., 8.00%, 11/15/10.........................       182,125
  100,000  Pennzoil Co., 6.50%, 1/15/03...........................       154,000
   50,000  South Carolina National Corp., 6.50%, 5/15/01..........       147,375
                                                                     -----------
 Total Corporate Bonds                                                   619,000
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (2.6%):
 1,930,357 Dreyfus Treasury Prime Fund............................   $ 1,930,357
   164,620 Federated Short Term Government Fund...................       164,620
                                                                     -----------
 Total Investment Companies                                            2,094,977
                                                                     -----------
 Total (Cost--$77,468,431)(a)......................................  $81,452,789
                                                                     ===========

-------
Percentages indicated are based on net assets of $81,000,024.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation................................... $ 5,615,970
         Unrealized depreciation...................................  (1,631,612)
                                                                    -----------
         Net unrealized appreciation............................... $ 3,984,358
                                                                    ===========

(b) Non-income producing security.
ADR--American Depository Receipt
NV--Naamloze Vennootschap (Dutch Corporation)
PLC--Public Limited Company (British)

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996
Ohio Tax-Free Bond Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 OHIO MUNICIPAL BONDS (91.7%):
 $100,000  Aurora City School District, 5.40%, 12/1/06............   $   104,375
  200,000  Beavercreek Local School District, GO, 5.30%, 12/1/08..       203,500
  100,000  Bowling Green City School District, GO, 5.70%, 12/1/11.       101,500
  230,000  Butler County Hospital Facilities, 6.00%, 11/15/10,           242,650
           Callable 5/15/04 @ 101.................................
  200,000  Butler County Sewer System Revenue, 5.40%, 12/1/09.....       204,250
  250,000  Butler County Sewer System Revenue, Series B, 6.20%,          264,375
           12/1/09................................................
  250,000  Canton Waterworks System, GO, 5.75%, 12/1/10...........       259,375
  100,000  Chillicothe Water System Revenue, 5.10%, 12/1/05.......       101,500
  250,000  Cincinnati, GO, 5.25%, 12/1/01.........................       259,375
  250,000  Clermont County Waterworks Revenue, 6.63%, 12/1/16.....       278,437
  100,000  Cleveland, GO, 5.38%, 9/1/09...........................       101,000
  250,000  Columbus, GO, 5.50%, 5/15/08, Callable 5/15/06 @ 102...       258,750
  200,000  Columbus, GO, 5.65%, 6/15/11...........................       205,500
  250,000  Columbus Sewer Revenue, 6.13%, 6/1/03..................       271,250
  100,000  Delaware County, GO, 5.60%, 12/1/10....................       101,000
  100,000  Dover Municipal Electric System Revenue, 5.35%,               103,375
           12/1/06................................................
  250,000  Franklin County Hospital Revenue, 5.25%, 6/1/08........       250,937
  250,000  Franklin County Hospital Revenue, Refunding, Riverside        256,875
           United Methodist, Series A, 5.30%, 5/15/02.............
  250,000  Fremont, GO, 5.45%, 12/15/07...........................       258,125
  250,000  Gahanna, GO, 5.85%, 6/1/08.............................       263,750
  170,000  Hamilton County Sewer System Unrefunded, Series A,            183,812
           6.40%, 12/1/04.........................................
   80,000  Hamilton County Sewer Systems, Series A, 6.40%,                87,500
           12/1/04................................................
  250,000  Hamilton County, Building Improvement & Refunding,            262,187
           Museum Center, GO, 5.75%, 12/1/00......................
  250,000  Hilliard School District, GO, 5.35%, 12/1/04...........       257,500
  250,000  Kings Local School District, GO, 5.75%, 12/1/10........       258,125
  100,000  Lake County Human Services Building, GO, 5.70%,               101,000
           12/1/15................................................
  250,000  Lakota Local School District, 6.00%, 12/1/07, Callable        262,187
           12/1/02 @101...........................................
  250,000  Mahoning County, GO, 5.60%, 12/1/02....................       263,437
  250,000  Mahoning County, GO, 5.70%, 12/1/08....................       261,250
  100,000  Marysville Exempt Village School District, GO, 5.30%,         100,875
           12/1/09................................................
  200,000  Mason City School Disctrict, GO, 5.20%, 12/1/08........       201,250
  250,000  Middletown Capital Facilities Improvement, 5.60%,             256,875
           12/1/05................................................
  100,000  Montgomery County, GO, 5.40%, 9/1/09...................       100,375
  250,000  Olentangy Local School District, GO, Series A, 5.70%,         265,312
           12/1/05................................................
  100,000  Solon, GO, 5.25%, 12/1/07..............................       101,875
  100,000  State, GO, 5.60%, 8/1/02...............................       105,250
  250,000  State Building Authority, 5.70%, 9/1/01................       263,438
  250,000  State Building Authority, 6.00%, 10/1/07...............       267,188
  245,000  State Building Authority, 6.13%, 10/1/09...............       260,925
   95,000  State Building Authority, 6.25%, 6/1/11................        99,156
  250,000  State Elementary & Secondary Capital Facilities, 5.45%,       257,500
           6/1/99.................................................
  200,000  State Public Facilities Commission, Higher Education          205,500
           Capital Facilities, Series II-A, 5.20%, 5/1/05.........
  250,000  State Public Facilities Commission, Higher Education          265,938
           Capital Facilities, Series II-B, 5.70% 11/1/03.........
  250,000  State Public Facilities Commission, Parks &                   255,313
           Recreations, Series II-A, 5.25%, 6/1/06................
  250,000  State Water Development Authority Revenue, 5.75%,             265,625
           6/1/03.................................................

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996
Ohio Tax-Free Bond Fund

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- -------------------------------------------------------  -----------
 $250,000  State Water Development Authority Revenue, 5.75%,        $   266,563
           12/1/05, Callable 12/1/02 @ 102........................
  150,000  State Water Development Authority, 5.70%, 12/1/11......      153,750
  100,000  Summit County, 5.45%, 12/1/10..........................      101,250
  250,000  University of Cincinnati, Series R3, 5.80%, 6/1/04.....      263,438
  250,000  Warren County Waterworks, 5.75%, 12/1/09...............      257,188
  100,000  West Clermont Local School District, 5.55%, 12/1/06....      104,500
  250,000  Woodridge Local School District, GO, 5.75%, 12/1/07,         263,750
           Callable 12/1/04 @ 102.................................
                                                                    -----------
 Total Ohio Municipal Bonds                                          10,709,731
                                                                    -----------
 INVESTMENT COMPANIES (7.4%):
  425,000  Dreyfus Municipal Money Market Fund....................      425,000
  442,727  Goldman Tax Free Fund..................................      442,727
                                                                    -----------
 Total Investment Companies                                             867,727
                                                                    -----------
 Total (Cost--$11,126,979)(a)                                       $11,577,458
                                                                    ===========

-------
Percentages indicated are based on net assets of $11,677,024.
(a)Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation....................................... $450,479
         Unrealized depreciation.......................................        0
                                                                        --------
         Net unrealized appreciation................................... $450,479
                                                                        ========

GO--General Obligation

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996
Flexible Growth Fund

 SHARES OR
 PRINCIPAL                         SECURITY                             MARKET
  AMOUNT                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------   ----------
 COMMON STOCK (52.6%):
 Aerospace (1.8%):
   4,200   Lockheed Martin Corp....................................   $  384,300
                                                                      ----------
 Agricultural Machinery (2.1%):
   8,000   Case Corp...............................................      436,000
                                                                      ----------
 Apparel (1.4%):
   8,000   Jones Apparel Group (b).................................      299,000
                                                                      ----------
 Banks (0.9%):
   2,000   Chase Manhattan Corp....................................      178,500
                                                                      ----------
 Building Materials (1.0%):
   4,000   Texas Industries, Inc...................................      202,500
                                                                      ----------
 Chemicals (3.2%):
   7,000   E. I. du Pont de Nemours & Co...........................      660,625
                                                                      ----------
 Confections & Beverages (1.2%):
   4,000   Anheuser-Busch Cos., Inc................................      160,000
   2,000   Hershey Foods Corp......................................       87,500
                                                                      ----------
                                                                         247,500
                                                                      ----------
 Computers & Software ( 4.4%):
   4,000   Compaq Computer Corp. (b)...............................      297,500
   3,000   Intel Corp..............................................      392,812
   5,600   Seagate Technology, Inc. (b)............................      221,200
                                                                      ----------
                                                                         911,512
                                                                      ----------
 Finance--Mortgage Loan/Banker (1.3%):
   7,000   Federal National Mortgage Assoc.........................      263,375
                                                                      ----------
 Forest Products (0.9%):
   4,500   International Paper Co..................................      181,688
                                                                      ----------
 Grocery (1.3%):
   6,000   Kroger Co...............................................      279,000
                                                                      ----------
 Household Products/Wares (1.6%):
   3,000   Procter & Gamble Co.....................................      322,875
                                                                      ----------
 Industrial Machinery (1.2%):
   3,400   Caterpillar, Inc........................................      255,850
                                                                      ----------
 Metals (1.6%):
  15,500   Placer Dome, Inc........................................      337,125
                                                                      ----------
 Mining (2.7%):
  12,000   Barrick Gold Corp.......................................      345,000
  14,000   Santa Fe Pacific Gold Corp..............................      215,250
                                                                      ----------
                                                                         560,250
                                                                      ----------
 Oil & Gas Producers (2.6%):
   2,500   British Petroleum PLC, ADR..............................      353,438
   2,000   Texaco, Inc.............................................      196,250
                                                                      ----------
                                                                         549,688
                                                                      ----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Oil--Domestic (3.7%):
    8,000  Panenergy Corp.........................................   $   360,000
   16,000  YPF Sociedad Anonima-Sponsored ADR.....................       404,000
                                                                     -----------
                                                                         764,000
                                                                     -----------
 Oil--International (1.1%):
    2,300  Exxon Corp.............................................       225,400
                                                                     -----------
 Pharmaceuticals (2.9%):
    3,000  Amgen, Inc. (b)........................................       163,125
    4,000  Bristol-Myers Squibb Co................................       435,000
                                                                     -----------
                                                                         598,125
                                                                     -----------
 Photography (1.5%):
    4,000  Eastman Kodak Co.......................................       321,000
                                                                     -----------
 Printing & Publishing (1.6%):
    9,000  New York Times Co--Class A.............................       342,000
                                                                     -----------
 Real Estate (3.3%):
    4,000  Healthcare Properties Investment, Inc..................       140,000
   17,000  Health & Retirement Properties Trust...................       329,375
    7,000  Public Storage, Inc....................................       217,000
                                                                     -----------
                                                                         686,375
                                                                     -----------
 Retail (0.6%):
    3,000  Walgreen Co............................................       120,000
                                                                     -----------
 Tobacco (2.3%):
    4,300  Philip Morris Cos., Inc................................       485,900
                                                                     -----------
 Telecommunications (5.4%):
    6,500  Ameritech Corp.........................................       394,062
    4,000  CIA Telecomunicacion Chile, ADR........................       404,500
    4,000  Telecom of New Zealand, ADR............................       324,000
                                                                     -----------
                                                                       1,122,562
                                                                     -----------
 Utilities--Electric (1.0%):
    4,500  Duke Power Co..........................................       208,125
                                                                     -----------
 Total Common Stock                                                   10,943,275
                                                                     -----------
 U.S. GOVERNMENT AGENCIES (10.5%):
 Federal Home Loan Bank:
  100,000  5.97%, 12/14/98........................................        99,668
  200,000  6.11%, 1/18/01.........................................       195,964
  300,000  6.04%, 2/14/01.........................................       293,100
                                                                     -----------
                                                                         588,732
                                                                     -----------
 Federal National Mortgage Assoc.:
  300,000  6.95%, 11/06...........................................       296,430
                                                                     -----------
 Government National Mortgage Assoc.:
  503,671  7.50%, 9/15/26.........................................       798,778
  798,530  7.50%, 9/15/26.........................................       503,826
                                                                     -----------
                                                                       1,302,604
                                                                     -----------
 Total U.S. Government Agencies                                        2,187,766
                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996
Flexible Growth Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 U.S. TREASURY BILLS (4.8%):
 1,000,000 Discount Note, 3/6/97..................................   $   991,020
                                                                     -----------
 U.S. TREASURY NOTES (23.7%):
   500,000 6.07%, 8/31/98.........................................       502,250
   700,000 6.25%, 5/31/00.........................................       702,919
 3,100,000 6.88%, 5/15/06.........................................     3,193,651
   500,000 6.53%, 7/15/06.........................................       519,380
                                                                     -----------
 Total U.S. Treasury Notes                                             4,918,200
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (9.7%):
 1,896,034 Dreyfus Treasury Prime Fund............................   $ 1,896,034
     8,000 Southern Africa Fund, Inc..............................       117,000
                                                                     -----------
 Total Investment Companies                                            2,013,034
                                                                     -----------
 Total (Cost--$18,999,696)(a)                                        $21,053,295
                                                                     ===========

-------
The percentages indicated are based on net assets of $20,794,478.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.................................... $2,252,044
         Unrealized depreciation....................................   (198,445)
                                                                     ----------
         Net unrealized appreciation................................ $2,053,599
                                                                     ==========

(b) Non-income producing security.
ADR--American Depository Receipt

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Portfolio Investments

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996
Stock Appreciation Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK (90.2%):
 Apparel (6.4%):
   2,400   Gymboree Corp. (b).....................................   $    54,900
   6,250   Intimate Brands, Inc...................................       106,250
  25,000   Jones Apparel Group (b)................................       934,375
  15,000   Nautica Enterprises, Inc. (b)..........................       378,750
  12,000   TJX Cos., Inc..........................................       568,500
                                                                     -----------
                                                                       2,042,775
                                                                     -----------
 Automobile & Parts (1.0%):
  15,000   Gentex Corp. (b).......................................       301,875
   2,500   Simpson Industries, Inc................................        27,227
                                                                     -----------
                                                                         329,102
                                                                     -----------
 Banks (0.7%):
   2,000   Colonial BancGroup, Inc................................        80,000
   4,700   Sterling Bancorp.......................................        69,325
   2,100   Vermont Financial Services Corp........................        74,550
                                                                     -----------
                                                                         223,875
                                                                     -----------
 Beer, Wine & Distilled Beverages (0.2%):
   2,200   Boston Beer Co., Inc. (b)..............................        22,550
   3,800   Pete's Brewing Co. (b).................................        30,400
                                                                     -----------
                                                                          52,950
                                                                     -----------
 Building & Construction (0.1%):
   2,000   Drew Industries, Inc. (b)..............................        44,000
                                                                     -----------
 Building--Mobile Home (1.9%):
  22,000   Coachmen Industries, Inc...............................       624,250
                                                                     -----------
 Building Materials (0.5%):
   3,000   Medusa Corp............................................       103,125
   1,500   National Service Industries, Inc.......................        56,062
                                                                     -----------
                                                                         159,187
 Chemicals (0.7%):
  14,500   CFC International (b)..................................       163,125
   4,000   Lawter International, Inc..............................        50,500
                                                                     -----------
                                                                         213,625
                                                                     -----------
 Commercial Services (2.4%):
   8,500   Paychex, Inc...........................................       437,219
  12,000   Service Corp. International............................       336,000
                                                                     -----------
                                                                         773,219
                                                                     -----------
 Computer, Software & Services (18.8%):
   8,000   3 Com Corp. (b)........................................       587,000
   2,000   Broderbund Software, Inc. (b)..........................        59,500
  10,000   Cisco Systems, Inc. (b)................................       636,250
   7,500   Compuware Corp. (b)....................................       375,937
  10,000   Comverse Technology, Inc. (b)..........................       378,125
  14,000   Dell Computer Corp. (b)................................       743,750

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Computer, Software & Services, continued:
   8,000   Gateway 2000, Inc. (b).................................   $   428,500
  13,200   Microsoft Corp. (b)....................................     1,090,650
  13,000   Oracle Corp. (b).......................................       542,750
   9,000   Parametric Technology Corp. (b)........................       462,375
  20,000   Structural Dynamics Research Corp. (b).................       400,000
  10,000   Sun Microsystems, Inc. (b).............................       256,875
   3,300   The Learning Co. (b)...................................        47,438
                                                                     -----------
                                                                       6,009,150
                                                                     -----------
 Data Processing (1.0%):
   7,500   National Data Corp.....................................       326,250
                                                                     -----------
 Department Stores (2.4%):
  15,000   Dollar Tree Stores, Inc. (b)...........................       573,750
   5,000   Kohl's Corp. (b).......................................       196,250
                                                                     -----------
                                                                         770,000
                                                                     -----------
 Direct Marketing (0.9%):
   5,000   Catalina Marketing Corp. (b)...........................       275,625
                                                                     -----------
 Electronics (2.1%):
   5,000   ADFlex Solutions, Inc. (b).............................        51,250
  10,000   Micron Technology, Inc.................................       291,250
  20,000   S 3, Inc. (b)..........................................       325,000
                                                                     -----------
                                                                         667,500
                                                                     -----------
 Environmental Control (4.3%):
  12,000   United Waste Systems, Inc. (b).........................       412,500
  10,200   USA Waste Services, Inc. (b)...........................       325,125
  20,000   U.S. Filter Corp. (b)..................................       635,000
                                                                     -----------
                                                                       1,372,625
                                                                     -----------
 Financial Services (1.2%):
  10,000   Green Tree Financial Corp..............................       386,250
                                                                     -----------
 Firearms & Ammunition (0.2%):
   4,000   Sturm Ruger & Co. Inc..................................        77,500
                                                                     -----------
 Home Improvement (1.3%):
  20,000   Eagle Hardware & Garden, Inc. (b)......................       415,000
                                                                     -----------
 Hotel/Motel (1.8%):
   8,000   Renaissance Hotel Group N.V. (b).......................       188,000
     200   HFS, Inc. (b)..........................................        11,950
  15,000   Hilton Hotels Corp.....................................       391,875
                                                                     -----------
                                                                         591,825
                                                                     -----------
 Human Resources (2.0%):
  16,600   Alternative Resources, Inc. (b)........................       288,425
   4,000   Olsten Corp............................................        60,500
  15,000   Employee Solutions, Inc. (b)...........................       307,500
                                                                     -----------
                                                                         656,425
                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996
Stock Appreciation Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Industrial Machinery (2.2%):
   4,000   AGCO Corp..............................................   $   114,500
  17,500   Cincinnati Milacron, Inc...............................       382,812
   3,500   Greenfield Industries, Inc.............................       107,187
   3,400   Lincoln Electric Co.--Class A..........................       102,850
                                                                     -----------
                                                                         707,349
                                                                     -----------
 Instruments--Scientific (0.8%):
   6,600   Millipore Corp.........................................       273,075
                                                                     -----------
 Insurance (1.2%):
   6,000   Progressive Corp.......................................       404,250
                                                                     -----------
 Manufacturing (0.3%):
   5,000   Optical Coating Laboratories, Inc......................        53,750
   2,500   Westinghouse Air Brake Co..............................        31,563
                                                                     -----------
                                                                          85,313
                                                                     -----------
 Medical--Transportation (0.2%):
   1,850   American Medical Response, Inc. (b)....................        60,125
                                                                     -----------
 Medical--Information Systems (0.2%):
   4,600   PHAMIS, Inc. (b).......................................        59,225
                                                                     -----------
 Medical--Instruments/Products (2.9%):
  10,000   Boston Scientific Corp. (b)............................       600,000
   3,000   CNS, Inc. (b)..........................................        43,125
  12,200   Physio-Control International Corp. (b).................       274,500
                                                                     -----------
                                                                         917,625
                                                                     -----------
 Mining (1.6%):
  10,000   Barrick Gold Corp......................................       287,500
   5,000   Newmont Gold Co........................................       218,750
                                                                     -----------
                                                                         506,250
                                                                     -----------
 Minerals (0.3%):
  12,500   Uranium Resources, Inc. (b)............................        98,438
                                                                     -----------
 Motorcycle (1.5%):
  10,000   Harley-Davidson, Inc...................................       470,000
                                                                     -----------
 Oil Equipment, Wells & Services (8.2%):
  12,000   ENSCO International, Inc. (b)..........................       582,000
  30,000   Global Marine, Inc. (b)................................       618,750
   7,500   Nuevo Energy Co. (b)...................................       390,000
  11,000   Ranger Oil Ltd.........................................       108,625
  20,000   Reading & Bates Corp. (b)..............................       530,000
   5,000   Transocean Offshore, Inc...............................       313,125
   4,000   Tuboscope Vetco International Corp. (b)................        62,000
                                                                     -----------
                                                                       2,604,500
                                                                     -----------
 Pharmaceuticals (1.1%):
  10,000   Jones Medical Industries, Inc..........................       366,250
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Power Conversion--Supply Equipment (0.9%):
  10,000   American Power Conversion (b)..........................   $   272,500
                                                                     -----------
 Printing & Publishing (0.2%):
   2,650   World Color Press, Inc. (b)............................        51,012
                                                                     -----------
 Recreational Equipment (0.9%):
  10,000   Callaway Golf Co.......................................       287,500
                                                                     -----------
 Recreational Vehicles (0.4%):
   5,000   Polaris Industries Inc.................................       118,750
                                                                     -----------
 Restaurant (2.3%):
   3,000   Bob Evans Farms........................................        40,500
  10,000   Dave & Buster's, Inc. (b)..............................       201,250
  10,000   Landry's Seafood Restaurants, Inc. (b).................       213,750
   4,000   Rock Bottom Restaurants, Inc. (b)......................        41,500
  11,000   Wendy's International, Inc.............................       225,500
                                                                     -----------
                                                                         722,500
                                                                     -----------
 Retail (4.3%):
   5,000   Best Buy Co, Inc. (b)..................................        53,125
  22,000   PETsMART, Inc. (b).....................................       481,250
   7,000   Sunglass Hut International (b).........................        50,750
  10,000   Tiffany & Co...........................................       366,250
  15,000   Tech Data Corp. (b)....................................       410,625
                                                                     -----------
                                                                       1,362,000
                                                                     -----------
 Savings & Loans (1.5%):
   7,000   Astoria Financial Corp.................................       258,125
   5,000   Charter One Financial, Inc.............................       210,000
                                                                     -----------
                                                                         468,125
                                                                     -----------
 Sporting Goods (0.9%):
  12,600   Cannondale Corp. (b)...................................       283,500
                                                                     -----------
 Steel (2.1%):
  10,000   Carpenter Technology Corp..............................       366,250
  16,400   Worthington Industries, Inc............................       297,250
                                                                     -----------
                                                                         663,500
                                                                     -----------
 Textiles (0.7%):
  10,000   Mohawk Industries, Inc. (b)............................       220,000
                                                                     -----------
 Telecommunications (2.9%):
   8,000   Aspect Telecommunications Corp. (b)....................       508,000
   5,900   Federal Signal Corp....................................       152,663
  12,500   LCI International, Inc. (b)............................       268,750
                                                                     -----------
                                                                         929,413
                                                                     -----------
 Tools (1.0%):
  10,500   Black & Decker Corp....................................       316,312
                                                                     -----------

Continued

--------------------------------------------------------------------------------
Schedule of Portfolio Investments, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996
Stock Appreciation Fund

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 COMMON STOCK, CONTINUED:
 Tobacco (0.4%):
   5,000   Dimon, Inc.............................................   $   115,625
                                                                     -----------
 Utilities--Electric (1.3%):
   9,000   Commonwealth Energy System Cos.........................       211,500
   4,900   Oklahoma Gas & Electric................................       204,575
                                                                     -----------
                                                                         416,075
                                                                     -----------
 Total Common Stock                                                   28,790,345
                                                                     -----------
 CORPORATE BONDS (1.3%):
 Cosmetics & Toiletries (1.3%):
  22,500   NBTY, Inc. (b).........................................       427,500
                                                                     -----------
 Total Corporate Bonds                                                   427,500
                                                                     -----------

 SHARES OR
 PRINCIPAL                         SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- ------------------------------------------------------   -----------
 U.S. GOVERNMENT AGENCIES (3.1%):
 Federal National Mortgage Assoc.:
 $1,000,000 Discount Note, 1/2/97.................................   $   999,700
                                                                     -----------
 Total U.S. Government Agencies                                          999,700
                                                                     -----------
 INVESTMENT COMPANIES (6.5%):
    826,595 Dreyfus Treasury Prime Fund...........................       826,595
  1,242,376 Federated U.S. Treasury Services #125.................     1,242,376
                                                                     -----------
 Total Investment Companies                                            2,068,971
                                                                     -----------
 Total (Cost--$26,843,438)(a)                                        $32,286,516
                                                                     ===========

-------
The percentages indicated are based on net assets of $31,914,337.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.................................... $5,885,080
         Unrealized depreciation....................................   (442,002)
                                                                     ----------
         Net unrealized appreciation................................ $5,443,078
                                                                     ==========

(b) Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996

1. ORGANIZATION:

 The Riverfront Funds, Inc. (the "Fund"), was organized as a Maryland corporation on March 27, 1990, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is authorized to issue six series of shares of capital stock, representing interests in different portfolios of securities as follows: The Riverfront U.S. Government Securities Money Market Fund, The Riverfront U.S. Government Income Fund, The Riverfront Income Equity Fund, The Riverfront Ohio Tax-Free Bond Fund, The Riverfront Flexible Growth Fund and The Riverfront Stock Appreciation Fund (each, a "Portfolio"; and collectively, the "Portfolios").

 The investment objective of the U.S. Government Securities Money Market Fund is to seek current income from U.S. Government short-term securities while preserving capital and maintaining liquidity. The investment objective of the U.S. Government Income Fund is to seek a high level of current income, consistent with preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The investment objective of the Income Equity Fund is to seek a high level of investment income through investment primarily in income-producing equity securities of U.S. issuers. The investment objective of the Ohio Tax-Free Bond Fund is to seek income exempt from federal and Ohio state income taxes and preservation of capital. The investment objective of the Flexible Growth Fund is to seek long-term growth of capital with some current income as a secondary objective. The investment objective of the Stock Appreciation Fund is to seek capital growth.

 The Fund is authorized to issue 3,000,000,000 shares with a par value of $.001 per share. Sales of shares of the Portfolios may be made to customers of The Provident Bank ("Provident") and its affiliates, to all accounts of correspondent banks of Provident and to the general public.

 The U.S. Government Income Fund, the Income Equity Fund, the Ohio Tax-Free Bond Fund, the Flexible Growth Fund and the Stock Appreciation Fund (collectively, "the variable net asset value funds") each offers two share classes: Investor A Shares and Investor B Shares. The U.S. Government Securities Money Market Fund (the "money market fund") offers only the Investor A Shares. Investor A Shares of the variable net asset value funds are subject to initial sales charges imposed at the time of purchase, in accordance with the Portfolios' prospectus. Certain redemptions of the Investor B Shares of the variable net asset value funds made within six years of purchase are subject to varying contingent deferred sales charges in accordance with the Portfolios' prospectus. Each share class has identical rights and privileges, except with respect to distribution and services (12b-
 1) fees paid by each share class, voting rights on matters affecting a single share class, and the exchange privileges of each share class.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments of the money market fund are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the money market

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996

  fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such investment is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

  Investments in common and preferred stocks, corporate bonds, commercial paper and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest available bid and asked quotations or closing sale prices on the principal exchange (closing sales prices on the over-the-counter National Market System) in which such securities are normally traded. Municipal bonds are valued by using market quotations or independent services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their net asset values as reported by such investment companies. Other securities for which quotations are not readily available are valued at their fair value as determined in good faith by the investment adviser under the supervision of the Fund's Board of Directors. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

  SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined on an identified cost basis.

  REPURCHASE AGREEMENTS:

  The Portfolios may acquire repurchase agreements from financial institutions such as banks and broker dealers which Provident, as investment adviser or the Portfolio's sub-investment adviser deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by each Portfolio's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

  DIVIDENDS TO SHAREHOLDERS:

  Dividends from net investment income are declared daily and paid monthly for the money market fund. Dividends from net investment income are declared and paid monthly for the variable net asset value funds.

  Distributable net realized capital gains, if any, are declared and distributed at least annually. Any taxable distributions declared in December and paid in the following fiscal year will be taxable to shareholders in the year declared.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax basis differences relating to shareholder

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996

  distributions have been reclassified to capital. These differences are due primarily to differing treatments for dollar roll transactions, the deferral of certain losses and expiring capital loss carryforwards.

  FEDERAL INCOME TAXES:

  It is the policy of the Funds to comply with all requirements of the Internal Revenue Code (the "code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Portfolios have met the requirements of the Code applicable to regulated investment companies for the year ended December 31, 1996, therefore, no federal tax provision was required.

  EXPENSE ALLOCATIONS:

  Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Fund are prorated to the Portfolios, generally on the basis of relative net assets.

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 1996 are as follows:

                                                       PURCHASES      SALES
                                                      ------------ ------------
  U.S. Government Income Fund........................ $ 17,096,653 $ 21,823,848
  Income Equity Fund................................. $118,606,552 $115,043,248
  Ohio Tax-Free Bond Fund............................ $    607,267 $    716,491
  Flexible Growth Fund............................... $ 21,993,742 $ 17,772,833
  Stock Appreciation Fund............................ $ 54,802,922 $ 76,115,297

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996

4. CAPITAL SHARE TRANSACTIONS:

 Transactions in capital shares for the Fund were as follows:

                            U.S. GOVERNMENT SECURITIES
                                 MONEY MARKET FUND        U.S. GOVERNMENT INCOME FUND
                            ----------------------------  -----------------------------
                             YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED
                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                                1996           1995           1996            1995
                            -------------  -------------  -------------   -------------
  CAPITAL TRANSACTIONS:
  Investor A Shares:
    Proceeds from shares
     issued...............  $ 413,837,358  $ 331,872,719  $   2,494,252   $   4,352,572
    Proceeds from shares
     issued in connection
     with acquisition.....                     4,865,634
    Dividends reinvested..      2,193,920      1,518,099        440,531         569,125
    Shares redeemed.......   (392,509,518)  (330,133,820)    (4,741,047)     (4,089,227)
                            -------------  -------------  -------------   -------------
    Change in net assets
     from Investor A share
     transactions.........  $  23,521,760  $   8,122,632  $  (1,806,264)  $     832,470
                            =============  =============  =============   =============
  Investor B Shares:
    Proceeds from shares
     issued...............                                $     372,835   $   1,317,928
    Dividends reinvested..                                       45,964           9,712
    Shares redeemed.......                                     (349,650)        (96,002)
                                                          -------------   -------------
    Change in net assets
     from Investor B share
     transactions.........                                $      69,149   $   1,231,638
                                                          =============   =============
  SHARE TRANSACTIONS:
  Investor A Shares:
    Issued................    413,837,358    331,872,719        264,167         469,561
    Issued in connection
     with acquisition.....                     4,865,634
    Reinvested............      2,193,920      1,518,099         46,735          60,733
    Redeemed..............   (392,509,518)  (330,133,820)      (502,013)       (435,482)
                            =============  =============  =============   =============
    Change in Investor A
     Shares...............     23,521,760      8,122,632       (191,111)         94,812
                            =============  =============  =============   =============
  Investor B Shares:
    Issued................                                       34,874         123,342
    Reinvested............                                        4,314             903
    Redeemed..............                                      (32,664)         (8,962)
                                                          -------------   -------------
    Change in Investor B
     Shares...............                                        6,524         115,283
                                                          =============   =============

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996

4. CAPITAL SHARE TRANSACTIONS, CONTINUED:

                               INCOME EQUITY FUND          OHIO TAX-FREE FUND
                            --------------------------  -------------------------
                             YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                            DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                1996          1995          1996         1995
                            ------------  ------------  ------------ ------------
  CAPITAL TRANSACTIONS:
  Investor A Shares:
    Proceeds from shares
     issued................ $ 8,709,609   $ 9,389,602    $  39,457    $ 297,450
    Proceeds from shares
     issued in connection
     with acquisition......                 9,727,219
    Dividends reinvested...  10,845,880     8,635,353        6,134        8,453
    Shares redeemed........  (7,958,218)   (7,219,484)    (340,435)    (109,278)
                            -----------   -----------    ---------    ---------
    Change in net assets
     from Investor A share
     transactions.......... $11,597,271   $20,532,690    $(294,844)   $ 196,625
                            ===========   ===========    =========    =========
  Investor B Shares:
    Proceeds from shares
     issued................ $ 3,928,456   $ 2,765,814    $ 592,591    $ 598,493
    Dividends reinvested...   1,297,923        13,294       20,060        9,755
    Shares redeemed........    (420,101)      (43,350)    (248,303)      (5,034)
                            -----------   -----------    ---------    ---------
    Change in net assets
     from Investor B share
     transactions.......... $ 4,806,278   $ 2,735,758    $ 364,348    $ 603,214
                            ===========   ===========    =========    =========
  SHARE TRANSACTIONS:
  Investor A Shares:
    Issued.................     680,679       828,287        3,737       29,259
    Issued in connection
     with acquisition......                   793,942
    Reinvested.............     898,119       763,006          593          833
    Redeemed...............    (624,637)     (630,554)     (32,383)     (10,732)
                            -----------   -----------    ---------    ---------
    Change in Investor A
     Shares................     954,161     1,754,681      (28,053)      19,360
                            ===========   ===========    =========    =========
  Investor B Shares:
    Issued.................     317,268       241,570       55,795       57,922
    Reinvested.............     103,352         1,125        1,897          927
    Redeemed...............     (31,854)       (3,605)     (23,572)        (491)
                            -----------   -----------    ---------    ---------
    Change in Investor B
     Shares................     388,766       239,090       34,120       58,358
                            ===========   ===========    =========    =========

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996

4. CAPITAL SHARE TRANSACTIONS, CONTINUED:

                              FLEXIBLE GROWTH FUND      STOCK APPRECIATION FUND
                            -------------------------- --------------------------
                                                                      OCTOBER 1,
                             YEAR ENDED    YEAR ENDED   YEAR ENDED     1995 TO
                            DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                1996          1995         1996        1995 (A)
                            ------------  ------------ ------------  ------------
  CAPITAL TRANSACTIONS:
  Investor A Shares:
    Proceeds from shares
     issued...............  $ 5,979,948    $6,257,968  $  3,225,171  $   738,522
    Dividends reinvested..      318,997       282,271     2,903,615    1,542,781
    Shares redeemed.......   (5,316,451)     (717,635)  (16,060,775)  (3,611,887)
                            -----------    ----------  ------------  -----------
    Change in net assets
     from Investor A share
     transactions.........  $   982,494    $5,822,604  $ (9,931,989) $(1,330,584)
                            ===========    ==========  ============  ===========
  Investor B Shares:
    Proceeds from shares
     issued...............  $ 5,648,362    $4,818,782  $    483,957  $    71,986
    Dividends reinvested..      227,824        52,617        65,586
    Shares redeemed.......   (1,218,260)     (188,581)     (105,940)
                            -----------    ----------  ------------  -----------
    Change in net assets
     from Investor B share
     transactions.........  $ 4,657,926    $4,682,818  $    443,603  $    71,986
                            ===========    ==========  ============  ===========
  SHARE TRANSACTIONS:
  Investor A Shares:
    Issued................      531,651       593,056       307,057       76,082
    Reinvested............       28,295        25,863       308,567      164,279
    Redeemed..............     (466,939)      (65,727)   (1,618,575)    (370,208)
                            -----------    ----------  ------------  -----------
    Change in Investor A
     Shares...............       93,007       553,192    (1,002,951)    (129,847)
                            ===========    ==========  ============  ===========
  Investor B Shares:
    Issued................      485,748       442,046        66,446        7,299
    Reinvested............       19,547         4,698         6,727
    Redeemed..............     (104,208)      (16,667)      (10,094)
                            -----------    ----------  ------------  -----------
    Change in Investor B
     Shares...............      401,087       430,077        63,079        7,299
                            ===========    ==========  ============  ===========

-------
(a) Period from date acquired by Riverfront Stock Appreciation Fund.


Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996

5. RELATED PARTY TRANSACTIONS

 Provident has entered into an Investment Advisory Agreement with the Fund whereby Provident supervises and manages the investment and reinvestment of the assets of the U.S. Government Securities Money Market Fund, the U.S. Government Income Fund, the Ohio Tax-Free Bond Fund and the Stock Appreciation Fund. Under the terms of the Investment Advisory Agreement, Provident is entitled to receive fees based on a percentage of the average net assets of each Portfolio.

 Pursuant to the terms of the Investment Advisory Agreement with the Fund, Provident has entered into Sub-Investment Advisory Agreements with DePrince, Race & Zollo, Inc. ("DRZ"), for the Income Equity Fund and with James Investment Research, Inc. ("JIR") for the Flexible Growth Fund. DRZ and JIR provide investment advice to and supervise the investment program of the Income Equity Fund and the Flexible Growth Fund, respectively. Under the terms of the Sub-Investment Advisory Agreements, JIR receives from Provident fees calculated at 0.50% of the average daily net assets of the Flexible Growth Fund, and DRZ receives from Provident fees calculated at 0.50% of average daily net assets up to $55 million of the Income Equity Fund and 0.55% of average daily net assets above $55 million for this Portfolio.

 SPECIAL MEETING OF SHAREHOLDERS

 A Special Meeting of Shareholders was held on December 30, 1996. At the Meeting, shareholders voted (i) on an Amendment to the Investment Advisory Agreement between the Fund and Provident to permit Provident to manage directly that portion of the Income Equity Fund's portfolio allocated to it by the Fund's Board of Directors; (ii) to approve the amendment to the Sub-Investment Advisory Agreement between Provident and DRZ with respect to the Income Equity Fund to clarify that DRZ will manage directly that portion of the Income Equity Fund's portfolio allocated to it by the Fund's Board of Directors; (iii) to approve an Amendment to the Investment Advisory Arrangements for the Flexible Growth Fund with respect to the management of its portfolio such that Provident will become the sole manager of the Flexible Growth Fund's portfolio; (iv) to amend the Articles of Incorporation of the Fund to reclassify (change the name of) the currently issued and outstanding shares of The Flexible Growth Fund as shares of The Riverfront Balanced Fund.

 The results of all matters voted on by shareholders at the Special Meeting held on December 30, 1996 were as follows:

    A. Approval of Amendments to the Investment Advisory Agreement between the Fund and Provident for the Income Equity Fund.

                      FOR                     AGAINST                                 ABSTAIN
                      ---                     -------                                 -------
                   2,891,190                  25,646                                  65,981

    B. Approval of the Amendment to the Sub-Investment Advisory Agreement between Provident and DRZ for the Income Equity Fund.

                      FOR                     AGAINST                                 ABSTAIN
                      ---                     -------                                 -------
                   2,849,578                  33,459                                  99,780


Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996

5. RELATED PARTY TRANSACTIONS, CONTINUED:

    C. Approval of an Amendment to the Investment Advisory Arrangements concerning the appointment of Provident as the sole manager of the Flexible Growth Fund.

                      FOR                     AGAINST                                 ABSTAIN
                      ---                     -------                                 -------
                   1,710,471                  15,186                                  25,864

    D. Approval of the Amendment to the Articles of Incorporation of the Fund with respect to the Flexible Growth Fund.

                      FOR                     AGAINST                                 ABSTAIN
                      ---                     -------                                 -------
                   1,714,185                  11,546                                  25,790

 All changes are to become effective January 1, 1997.

 In addition to serving as Investment Adviser, Provident serves as custodian and fund accountant to the Portfolios. Under the terms of the Custodian, Fund Accounting and Recordkeeping Agreement, Provident is entitled to receive fees based on a percentage of the average daily net assets of each Portfolio.

 During the year ended December 31, 1996, Provident Securities & Investment Company ("PSI"), an affiliate of Provident which is a registered broker dealer, executed transactions to purchase and sell portfolio investments on behalf of the Fund. The Fund paid PSI approximately $90,000 that has been included in investments at cost, as commissions for such transactions.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of the BISYS Group, Inc.

 BISYS, with whom certain officers and a director of the Fund are affiliated, serves the Fund as administrator, principal underwriter and distributor. Such officers and director are paid no fees directly by the Portfolios for serving as officers and as director of the Fund. Under the terms of the Administration Agreement, BISYS' fees are computed at 0.20% of the average daily net assets of each Portfolio.

 Provident also serves as transfer agent and shareholder servicing agent to the Fund and BISYS Ohio serves as sub-transfer agent for the Investor B Shares. Under the terms of the Master Transfer and Record keeping Agreement, Provident is entitled to receive fees based on the number of shareholders of each Portfolio and certain out-of-pocket expenses. Under the terms of the Shareholder Servicing Agreement, Provident may receive a fee computed daily at an annual rate of up to 0.25% of the average daily net assets of certain shares of each Portfolio. This fee may be used to reimburse BISYS or other providers of record keeping and/or administrative support services. As of December 31, 1996, there were no shareholder servicing agreements entered into on behalf of any of the Portfolios.

 The Fund has adopted an Investor A Distribution and Shareholder Service Plan and Agreement ("Investor A Plan") and an Investor B Distribution and Shareholder Services Plan and Agreement ("Investor B Plan"), each in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Investor A Plan, each Portfolio is authorized to pay or reimburse BISYS, as distributor of Investor A Shares, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of Investor A Shares of each Portfolio.


Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996

5. RELATED PARTY TRANSACTIONS, CONTINUED:

 Pursuant to the Investor B Plan, each variable net asset value fund is authorized to pay or reimburse BISYS, as distributor of Investor B Shares,
 (a) a distribution fee in an amount not to exceed, on an annual basis, 0.75% of the average daily net asset value of Investor B Shares of that Portfolio and (b) a service fee in an amount not to exceed 0.25% of the average daily net asset value of Investor B Shares of that Portfolio. These fees may be used by BISYS to pay banks, broker dealers and other institutions, including Provident, or to reimburse BISYS or its affiliates, to finance any activity which is principally intended to result in the sale of shares or to compensate for providing shareholder services.

 For the year ended December 31, 1996, BISYS received $675,842 from commissions on sales of capital shares, of which $634,802 was reallowed to brokers affiliated with Provident.

 Provident and certain of its affiliates own shares of Portfolios of the Fund. As of December 31, 1996, the aggregate value of capital shares owned by Provident and its affiliates were as follows (amounts in thousands):

  U.S. Government Securities Money Market............................. $121,952
  U.S. Government Income Fund......................................... $  8,930
  Income Equity Fund.................................................. $ 12,002
  Ohio Tax-Free Bond Fund............................................. $ 10,567
  Flexible Growth Fund................................................ $  4,054
  Stock Appreciation Fund............................................. $    589

 Fees may be voluntarily reduced or reimbursed to assist the Portfolios in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended December 31, 1996:

                                      U.S. GOVERNMENT                   INCOME
                                      SECURITIES MONEY U.S. GOVERNMENT  EQUITY
                                        MARKET FUND      INCOME FUND     FUND
                                      ---------------- --------------- --------
  INVESTMENT ADVISER FEES:
  Annual fee before voluntary fee
   reductions
   (percentage of average net
   assets)...........................      0.15%            0.40%       0.95%
  Voluntary fee reductions...........        NA              NA        $ 36,661
  ADMINISTRATION FEES:
  Annual fee (percentage of average
  net assets)........................      0.20%            0.20%       0.20%
  12B-1 FEES (INVESTOR A):
  Annual fee before voluntary fee
   reductions
   (percentage of average net
   assets)...........................      0.25%            0.25%       0.25%
  Voluntary fee reductions...........     $432,174         $30,720     $ 30,199
  12B-1 FEES (INVESTOR B):
  Annual fee (percentage of average
  net assets)........................        NA             1.00%       1.00%
  CUSTODIAN AND ACCOUNTING FEES......     $ 86,401         $35,870     $108,638
  TRANSFER AGENT FEES................     $ 79,137         $38,891     $ 58,165

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996

5. RELATED PARTY TRANSACTIONS, CONTINUED:

                                     OHIO TAX-FREE  FLEXIBLE         STOCK
                                       BOND FUND   GROWTH FUND APPRECIATION FUND
                                     ------------- ----------- -----------------
  INVESTMENT ADVISER FEES:
  Annual fee before voluntary fee
   reductions
   (percentage of average net
   assets).........................      0.50%        0.90%          0.80%
  Voluntary fee reductions.........     $11,373      $28,720          NA
  ADMINISTRATION FEES:
  Annual fee (percentage of average
  net assets)......................      0.20%        0.20%          0.20%
  12B-1 FEES (INVESTOR A):
  Annual fee before voluntary fee
   reductions
   (percentage of average net
   assets).........................      0.25%        0.25%          0.25%
  Voluntary fee reductions.........       NA         $11,929          NA
  12B-1 FEES (INVESTOR B):
  Annual fee (percentage of average
  net assets)......................      1.00%        1.00%          1.00%
  CUSTODIAN AND ACCOUNTING FEES....     $15,923      $30,516        $55,160
  TRANSFER AGENT FEES..............     $26,007      $44,600        $38,988

 NA--Not applicable

6. ELIGIBLE DISTRIBUTIONS (UNAUDITED):

 The Riverfront Funds, Inc. designated the following eligible distributions for the dividends received deduction for corporations for the taxable year ended December 31, 1996:

                                                   STOCK       INCOME   FLEXIBLE
                                                APPRECIATION   EQUITY    GROWTH
                                                ------------ ---------- --------
  Dividend Income..............................   $36,453    $2,153,446 $227,745

7. EXEMPT-INTEREST INCOME DESIGNATION (UNAUDITED):

 The Riverfront Funds, Inc. designates the following exempt-interest income for the Ohio Tax-Free Bond Fund for the taxable year ended December 31, 1996:

  Exempt-interest distributions....................................... $433,425
  Exempt-interest distribution per share.............................. $  0.387

 The percentage break-down of the exempt-interest by state for the Ohio Tax-Free Bond Fund's taxable year ended December 31, 1996 was as follows:

  Ohio..................................................................... 100%
                                                                            ----
                                                                            100%
                                                                            ====

Continued

--------------------------------------------------------------------------------
Notes to Financial Statements, continued

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.                                     December 31, 1996
8. FEDERAL INCOME TAXES:

 For federal income tax purposes, the following Portfolios have capital loss carryforwards as of December 31, 1996, which are available to offset future capital gains, if any:

                                                             EXPIRES   AMOUNT
                                                             ------- ----------
  U.S. Government Securities Money Market Fund..............  2002   $      875
  U.S. Government Securities Money Market Fund..............  2003   $    1,415
  U.S. Government Income Fund...............................  2002   $1,348,718
  U.S. Government Income Fund...............................  2003   $  516,479
  Flexible Growth Fund......................................  2004   $  153,639

9. CAPITAL GAINS DISTRIBUTIONS (UNAUDITED):

 The Fund declared and distributed capital gains to shareholders in the following amounts per share for the taxable year ended December 31, 1996:

                                                            LONG-TERM SHORT-TERM
                                                            --------- ----------
  Income Equity Fund.......................................  0.6894     1.2127
  Stock Appreciation Fund..................................  0.8897     0.1448

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                            U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
                          ----------------------------------------------------
                                                                   OCTOBER 1,
                               YEARS ENDED DECEMBER 31,             1992 TO
                          --------------------------------------  DECEMBER 31,
                            1996      1995    1994 (D)  1993(D)   1992 (A)(D)
                          --------  --------  --------  --------  ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD..... $   1.00  $   1.00  $   1.00  $   1.00    $  1.00
                          --------  --------  --------  --------    -------
Investment Activities
 Net investment income...    0.046     0.050      0.04      0.03       0.01
                          --------  --------  --------  --------    -------
Distributions
 Net investment income...   (0.046)   (0.050)    (0.04)    (0.03)     (0.01)
                          --------  --------  --------  --------    -------
NET ASSET VALUE,
 END OF PERIOD........... $   1.00  $   1.00  $   1.00  $   1.00    $  1.00
                          ========  ========  ========  ========    =======
Total Return.............     4.89%     5.52%     3.78%     2.90%      0.80%(b)
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of      $181,017  $157,495  $149,374  $133,207    $37,083
period (000).............
Ratio of expenses to          0.59%     0.58%     0.51%     0.32%      0.01%(c)
average net assets.......
Ratio of net investment       4.78%     5.34%     3.70%     2.85%      3.09%(c)
income to average net
assets...................
Ratio of expenses to          0.84%     0.83%     0.80%     0.42%      0.68%(c)
average net assets*......
Ratio of net investment       4.53%     5.09%     3.41%     2.75%      2.42%(c)
income to average net
assets*..................

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Audited by other auditors.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                    U.S. GOVERNMENT INCOME FUND
                           ---------------------------------------------------------------------------------------------
                                                                     JANUARY 17,
                                YEAR ENDED             YEAR ENDED      1995 TO       YEARS ENDED DECEMBER 31,
                               DECEMBER 31,           DECEMBER 31,   DECEMBER 31,  -------------------------------------
                                   1996                   1995         1995 (A)    1994 (F)     1993 (F)     1992 (B)(F)
                           ------------------------   ------------   ------------  --------     --------     -----------
                           INVESTOR A    INVESTOR B    INVESTOR A     INVESTOR B
                           ----------    ----------   ------------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $  9.71        $10.95       $  8.92         $10.00     $  9.91      $  9.76        $ 10.00
                            -------        ------       -------         ------     -------      -------        -------
Investment Activities
 Net investment income...      0.52          0.49          0.54           0.43        0.54         0.51           0.10
 Net realized and
   unrealized gains
   (losses)
   from investments......     (0.29)        (0.31)         0.79           0.94       (0.99)        0.20          (0.23)
                            -------        ------       -------         ------     -------      -------        -------
 Total from Investment         0.23          0.18          1.33           1.37       (0.45)        0.71          (0.13)
 Activities..............
                            -------        ------       -------         ------     -------      -------        -------
Distributions
 Net investment income...     (0.51)        (0.49)        (0.54)         (0.42)      (0.54)       (0.50)         (0.10)
 In excess of net                                                                                 (0.06)         (0.01)
 investment income.......
                            -------        ------       -------         ------     -------      -------        -------
 Total Distributions.....     (0.51)        (0.49)        (0.54)         (0.42)      (0.54)       (0.56)         (0.11)
                            -------        ------       -------         ------     -------      -------        -------
NET ASSET VALUE,
 END OF PERIOD...........   $  9.43        $10.64       $  9.71         $10.95     $  8.92      $  9.91        $  9.76
                            =======        ======       =======         ======     =======      =======        =======
Total Return (excludes         2.51%         1.72%        15.22%         13.96%(e)   (4.64)%       7.38%         (1.31)%
sales/redemption charge).
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of        $33,694        $1,296       $36,538         $1,263     $32,721      $30,078        $24,588
period (000).............
Ratio of expenses to           1.11%         1.96%         1.09%          1.90%(c)    0.86%        0.65%          0.66%
average net assets.......
Ratio of net investment        5.45%         4.59%         5.74%          4.80%(c)    5.78%        5.05%          4.00%
 income to
 average net assets......
Ratio of expenses to           1.20%         1.96%         1.18%          1.90%(c)    1.14%        1.08%          1.06%
average net assets*......
Ratio of net investment        5.36%         4.59%         5.65%          4.80%(c)    5.49%        4.62%          3.60%
 income to
 average net assets*.....
Portfolio Turnover.......        53%(d)        53%(d)        75%(d)         75%(d)      83%(d)      220%(d)        117%(d)

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Investment operations and sales of shares to the public began on October 1, 1992.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.
(f)Audited by other auditors.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                        INCOME EQUITY FUND
                           ---------------------------------------------------------------------------------------------
                                                                     JANUARY 17,
                                YEAR ENDED             YEAR ENDED      1995 TO       YEARS ENDED DECEMBER 31,
                               DECEMBER 31,            DECEMBER 31   DECEMBER 31,  -------------------------------------
                                   1996                   1995         1995 (A)    1994 (F)     1993 (F)     1992 (B)(F)
                           ------------------------    -----------   ------------  --------     --------     -----------
                           INVESTOR A    INVESTOR B    INVESTOR A     INVESTOR B
                           ----------    ----------    -----------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $ 11.70       $ 11.85        $ 10.15        $10.00     $ 10.63      $ 10.78        $ 10.00
                            -------       -------        -------        ------     -------      -------        -------
Investment Activities
 Net investment income...      0.21          0.12           0.27          0.13        0.32         0.28           0.08
 Net realized and              2.12          2.21           2.89          2.78                     1.01           0.80
 unrealized gains from
 investments.............
                            -------       -------        -------        ------     -------      -------        -------
 Total from Investment         2.33          2.33           3.16          2.91        0.32         1.29           0.88
 Activities..............
                            -------       -------        -------        ------     -------      -------        -------
Distributions
 Net investment income...     (0.21)        (0.12)         (0.27)        (0.13)      (0.31)       (0.27)         (0.08)
 In excess of net                                                                                 (0.03)         (0.01)
 investment income.......
 Net realized gains......     (1.90)        (1.90)         (1.34)        (0.93)      (0.49)       (1.14)
 In excess of net                                                                                                (0.01)
 realized gains..........
                            -------       -------        -------        ------     -------      -------        -------
 Total Distributions.....     (2.11)        (2.02)         (1.61)        (1.06)      (0.80)       (1.44)         (0.10)
                            -------       -------        -------        ------     -------      -------        -------
NET ASSET VALUE,
 END OF PERIOD...........   $ 11.92       $ 12.16        $ 11.70        $11.85     $ 10.15      $ 10.63        $ 10.78
                            =======       =======        =======        ======     =======      =======        =======
Total Return (excludes        19.88%        19.67%         31.45%        29.28%(e)    3.08%       12.11%          8.74%
sales/redemption charge).
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of        $73,368       $ 7,632        $60,845        $2,833     $34,965      $24,387        $12,262
period (000).............
Ratio of expenses to           1.76%         2.48%          1.49%         2.46%(c)    1.30%        1.47%          1.48%
average net assets.......
Ratio of net investment        1.62%         0.88%          2.27%         1.12%(c)    2.93%        2.55%          3.16%
income to average net
assets...................
Ratio of expenses to           1.85%         2.54%          1.74%         2.51%(c)    1.58%        1.64%          2.02%
average net assets*......
Ratio of net investment        1.53%         0.82%          2.02%         1.07%(c)    2.65%        2.38%          2.62%
income to average net
assets*..................
Portfolio Turnover.......       166%(d)       166%(d)        180%(d)       180%(d)     119%(d)      145%(d)         12%(d)
Average commission rate     $0.0541       $0.0541
paid (h).................

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Investment operations and sales of shares to the public began on October 1, 1992.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.
(f)Audited by other auditors.
(h) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                             OHIO TAX-FREE BOND FUND
                          ----------------------------------------------------------------------
                                                                    JANUARY 17,   FROM AUGUST 1,
                               YEAR ENDED             YEAR ENDED      1995 TO      1994 THROUGH
                              DECEMBER 31,           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                  1996                   1995         1995 (A)     1994 (A)(E)
                          ------------------------   ------------   ------------  --------------
                          INVESTOR A    INVESTOR B    INVESTOR A     INVESTOR B
                          ----------    ----------   ------------   ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 10.51        $10.73       $  9.83         $10.00        $ 10.00
                           -------        ------       -------         ------        -------
Investment Activities
 Net investment income..      0.40          0.32          0.39           0.27           0.12
 Net realized and            (0.10)        (0.09)         0.67           0.73          (0.17)
 unrealized gains
 (losses) from
 investments............
                           -------        ------       -------         ------        -------
 Total from Investment        0.30          0.23          1.06           1.00          (0.05)
 Activities.............
                           -------        ------       -------         ------        -------
Distributions
 Net investment income..     (0.40)        (0.32)        (0.38)         (0.27)         (0.12)
                           -------        ------       -------         ------        -------
NET ASSET VALUE,
 END OF PERIOD..........   $ 10.41        $10.64       $ 10.51         $10.73        $  9.83
                           =======        ======       =======         ======        =======
Total Return (excludes        2.95%         2.21%        10.96%         10.10%(d)      (0.47)%(d)
sales/redemption
charge).................
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of       $10,693        $  984       $11,091         $  626        $10,190
period (000)............
Ratio of expenses to          1.45%         2.25%         1.49%          2.27%(c)       1.08%(c)
average net assets......
Ratio of net investment       3.87%         3.07%         3.77%          3.01%(c)       2.92%(c)
income to average net
assets..................
Ratio of expenses to          1.55%         2.36%         1.64%          2.41%(c)       1.44%(c)
average net assets*.....
Ratio of net investment       3.77%         2.96%         3.62%          2.87%(c)       2.56%(c)
income to average net
assets*.................
Portfolio Turnover......         6%(b)         6%(b)        34%(b)         34%(b)         29%(b)

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(c)Annualized.
(d)Not annualized.
(e)Audited by other auditors.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                FLEXIBLE GROWTH FUND
                          -------------------------------------------------------------------------
                                                                    JANUARY 17,   FROM SEPTEMBER 1,
                               YEAR ENDED              YEAR ENDED     1995 TO       1994 THROUGH
                              DECEMBER 31,            DECEMBER 31,  DECEMBER 31,    DECEMBER 31,
                                  1996                    1995        1995 (A)       1994 (A)(F)
                          ------------------------    ------------  ------------  -----------------
                          INVESTOR A    INVESTOR B     INVESTOR A    INVESTOR B
                          ----------    ----------    ------------  ------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....   $ 11.36       $ 11.70         $ 9.79        $10.00          $10.00
                           -------       -------         ------        ------          ------
Investment Activities
 Net investment income..      0.31          0.26           0.35          0.25            0.10
 Net realized and             0.33          0.34           1.66          1.79           (0.18)
 unrealized gains
 (losses) from
 investments............
                           -------       -------         ------        ------          ------
 Total from Investment        0.64          0.60           2.01          2.04           (0.08)
 Activities.............
                           -------       -------         ------        ------          ------
Distributions
 Net investment income..     (0.31)        (0.26)         (0.34)        (0.24)          (0.13)
 Net realized gains.....         0             0          (0.10)        (0.10)
                           -------       -------         ------        ------          ------
 Total Distributions....     (0.31)        (0.26)         (0.44)        (0.34)          (0.13)
                           -------       -------         ------        ------          ------
NET ASSET VALUE,
 END OF PERIOD..........   $ 11.69       $ 12.04         $11.36        $11.70          $ 9.79
                           =======       =======         ======        ======          ======
Total Return (excludes        5.76%         5.27%         20.83%        20.53%(c)       (0.82)%(e)
sales/redemption
charge).................
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of       $10,786       $10,008         $9,427        $5,030          $2,709
period (000)............
Ratio of expenses to          1.70%         2.54%          1.28%         2.04%(d)        1.48%(d)
average net assets......
Ratio of net investment       2.87%         2.03%          3.48%         2.69%(d)        4.01%(d)
income to average net
assets..................
Ratio of expenses to          1.94%         2.68%          1.67%         2.84%(d)        4.61%(d)
average net assets*.....
Ratio of net investment       2.63%         1.89%          3.09%         1.89%(d)        0.88%(d)
income to average net
assets*.................
Portfolio Turnover......        98%(b)        98%(b)         13%(b)        13%(b)           1%(b)
Average commission rate    $0.0891       $0.0891
paid (g)................

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a)Period from commencement of operations.
(b)Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(c) Represents total return for the Investor A Shares from January 1, 1995 to January 16, 1995 plus the total return for the Investor B Shares from January 17, 1995 to December 31, 1995.
(d)Annualized.
(e)Not Annualized.
(f)Audited by other auditors.
(g) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
Financial Highlights

--------------------------------------------------------------------------------
The Riverfront Funds, Inc.

                                                            STOCK APPRECIATION FUND
                          ----------------------------------------------------------------------------------------------------------
                                                       FROM OCTOBER 1,  FROM OCTOBER 1,
                              YEAR ENDED              1995 THROUGH     1995 THROUGH                YEARS ENDED SEPEMBER 30,
                              DECEMBER 31,             DECEMBER 31,     DECEMBER 31,    --------------------------------------------
                                  1996                   1995 (B)        1995 (A)(B)    1995 (F)    1994 (F)    1993 (F)    1992 (F)
                          ------------------------    ---------------  ---------------  --------    --------    --------    --------
                          INVESTOR A    INVESTOR B      INVESTOR A       INVESTOR B
                          ----------    ----------    ---------------  ---------------
NET ASSET VALUE,
 BEGINNING OF PERIOD.....   $  9.50       $  9.91          $ 10.00          $10.00       $  8.25     $ 10.18     $  7.98     $  7.70
                            -------       -------          -------          ------       -------     -------     -------     -------
Investment Activities
 Net investment income...    (0.14)        (0.15)           (0.01)          (0.01)        (0.07)      (0.12)      (0.17)      (0.08)
 Net realized and
  unrealized gains
  (losses) from
  investments............      1.10          1.04            (0.12)          (0.08)         2.14       (1.26)       2.57        1.41
                            -------       -------          -------          ------       -------     -------     -------     -------
 Total from Investment
 Activities..............     0.96          0.89            (0.13)          (0.09)         2.07       (1.38)       2.40        1.33
                            -------       -------          -------          ------       -------     -------     -------     -------
Distributions
 Net realized gains......    (1.03)        (1.03)           (0.37)                        (0.32)      (0.55)      (0.20)      (1.05)
                            -------       -------          -------          ------       -------     -------     -------     -------
NET ASSET VALUE,
 END OF PERIOD...........   $  9.43       $  9.77          $  9.50          $ 9.91       $ 10.00     $  8.25     $ 10.18     $  7.98
                            =======       =======          =======          ======       =======     =======     =======     =======
Total Return
 (excludes
 sales/redemption
 charge).................    10.17%         9.05%           (1.20)%(c)      (0.90)%(c)    25.12%     (13.91)%     30.61%      16.69%
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of
period (000).............   $31,227       $   687          $40,995          $   72       $44,500     $47,880     $59,330     $28,750
Ratio of expenses to
average net assets.......    1.91%         2.64%            1.76%(d)        2.30%(d)      2.61%       2.44%       2.47%       2.70%
Ratio of net investment
 income
 to average net assets...   (1.25)%       (2.01)%          (0.49)%(d)      (1.69)%(d)    (0.73)%     (1.35)%     (1.85)%     (1.00)%
Ratio of expenses to
average net assets*......    1.91%         2.64%            1.77%(d)        2.39%(d)          (g)         (g)         (g)        (g)
Ratio of net investment
 income
 to average net assets*..  (1.25)%       (2.01)%          (0.50)%(d)      (1.78)%(d)         (g)         (g)         (g)        (g)
Portfolio Turnover.......     162%(e)       162%(e)           46%(e)          46%(e)       197%        254%        216%        288%
Average commission rate
paid (h).................   $0.0597       $0.0597

-------
 * During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) As of September 30, 1995, the Stock Appreciation Fund acquired all of the assets of the MIM Stock Appreciation Fund and the MIM Stock Growth Fund. Financial highlights for periods prior to September 30, 1995 represent the performance of the MIM Stock Appreciation Fund. The per share data for the periods prior to September 30, 1995 have been restated to reflect the impact of the change of net asset value of the Stock Appreciation Fund on September 30, 1995 from $17.34 to $10.00.
(c)Not annualized.
(d)Annualized.
(e)Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
(f)Audited by other auditors.
(g)There were no waivers or reimbursements during the period.
(h) Represents the dollar amount of commissions paid on portfolio transactions divided by the total number of portfolio shares purchased and sold for which commissions were charged and is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements.

                          The Riverfront Funds, Inc.


                              INVESTMENT ADVISER
                              The Provident Bank
                            One East Fourth Street
                            Cincinnati, Ohio 45202

                                  DISTRIBUTOR
                              BISYS Fund Services
                               3435 Stelzer Road
                             Columbus, Ohio 43219

                       FOR ADDITIONAL INFORMATION CALL:
                              The Provident Bank
                             Mutual Fund Services
                                1-800-424-2295


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